PREPARED BY AND
WHEN RECORDED MAIL TO:
Glass, McCullough, Sherrill & Harrold, LLP 1409 Peachtree Street, N.E. Atlanta, Georgia 30309
Attention: Paul P. Mattingly, Esq.


                              AMENDED AND RESTATED
                         MORTGAGE AND SECURITY AGREEMENT


         THIS AMENDED AND RESTATED MORTGAGE AND SECURITY AGREEMENT (this "Instrument"), made this ____ day of September, 1997, by USF&G/LEGG MASON REALTY PARTNERS LIMITED PARTNERSHIP, a Maryland limited partnership, having its principal office and place of business at c/o USF&G, 6225 Smith Avenue, Baltimore, Maryland 21209 ("Debtor"), to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation, having its principal office at Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102 ("Secured Party").

         THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS AND SECURES OBLIGATIONS CONTAINING PROVISIONS FOR CHANGES IN INTEREST RATES, EXTENSIONS OF TIME FOR PAYMENT, AND OTHER MODIFICATIONS IN THE TERMS OF THE OBLIGATIONS.

         PORTIONS OF THE COLLATERAL ARE GOODS WHICH ARE OR ARE TO BECOME AFFIXED TO OR FIXTURES ON THE LAND DESCRIBED IN EXHIBIT A HERETO.

         THE COLLATERAL SECURES INDEBTEDNESS EVIDENCED BY THE NOTE SECURED HEREUNDER IN THE ORIGINAL PRINCIPAL AMOUNT OF EIGHT MILLION FIVE HUNDRED THOUSAND AND NO/100THS DOLLARS ($8,500,000.00).


NOTE TO CLERK: THIS AMENDED AND RESTATED MORTGAGE RENEWS, RESTATES, AND AMENDS THAT CERTAIN FLORIDA MORTGAGE AND SECURITY AGREEMENT DATED JUNE 28, 1990, RECORDED IN OFFICIAL RECORDS BOOK 4196, PAGE 3906, OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA (THE "PUBLIC RECORDS") AS AMENDED BY ASSIGNMENT OF MORTGAGE AND LOAN DOCUMENTS DATED AUGUST 14, 1990, RECORDED IN OFFICIAL RECORDS BOOK 4208, PAGE 3009 OF THE PUBLIC RECORDS, AS FURTHER MODIFIED BY A PROMISSORY NOTE AND MORTGAGE RENEWAL AND MODIFICATION AGREEMENT DATED AUGUST 14, 1990, RECORDED IN OFFICIAL RECORDS BOOK 4208, PAGE 3014, OF THE PUBLIC RECORDS (COLLECTIVELY THE "ORIGINAL MORTGAGE"), TO THE EXTENT OF THE CURRENT UNPAID BALANCE OF THE INDEBTEDNESS SECURED BY THE ORIGINAL MORTGAGE IN THE AMOUNT OF $8,500,000.00. ACCORDINGLY, PURSUANT TO SECTIONS 199.145 AND 201.09, FLORIDA STATUTES, NO DOCUMENTARY STAMP TAX AND NON-RECURRING INTANGIBLE TAX IS DUE IN CONNECTION HEREWITH.

                                    RECITALS:

         1. Debtor, by its renewal promissory note of even date herewith ("Note"), is indebted to Secured Party in the principal sum of EIGHT MILLION FIVE HUNDRED THOUSAND AND NO/100THS DOLLARS ($8,500,000.00) in lawful money of the United States of America, with interest from the date thereof at the rates set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note, the final payment of which, if not sooner paid, is due and payable not later than October 2, 2000. The Renewal Promissory Note of even date herewith made by Debtor in favor of Secured Party, in the principal amount of $8,500,000.00 (the "Renewal Note")renews that certain Consolidation and Renewal Note dated August 14, 1990 (the "Allstate Note"), made by Debtor in favor of Allstate Life Insurance Company in the principal amount of $8,500,000.00 as amended and assigned. As per the legend at the beginning of this Instrument, documentary stamp tax and non-recurring intangible tax was previously paid with respect to the indebtedness evidenced by the Allstate Note.


         2. Debtor desires to secure the payment of and the performance of all of its obligations under the Note and certain additional Obligations (as defined in Section 1.01).

         IN CONSIDERATION of the principal sum of the Note, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby:

         A. Grants, bargains, sells, assigns, transfers, pledges, mortgages, warrants, and conveys to Secured Party, and grants Secured Party a security interest in, all of Debtor's right, title, and interest in the following property (collectively, the "Collateral"), upon the terms and conditions hereof and WITH POWER OF SALE pursuant to this Instrument and applicable law:

                  (i) That certain tract or parcel of land of which Debtor is now seized and in possession, situated in Orange County, Florida, and more fully described in Exhibit A attached hereto and by this reference incorporated herein ("Premises");

                  (ii) Any and all buildings, constructions, and improvements now or hereafter erected or located in or on the Premises, including, but not limited to, all fixtures, attachments, appliances, equipment, machinery, and other articles now owned by Debtor or hereafter acquired by Debtor and attached or affixed thereto or located thereon (except the personalty owned by tenants) (collectively, the "Improvements"), together with all appurtenances and additions thereto and betterments, renewals, substitutions, and replacements thereof, all of which shall be deemed and construed to be part of the realty;

                  (iii) All right, title, and interest of Debtor in and to all items incorporated as part of or attributed or affixed to any of the Premises, Improvements, or other real property included in the Collateral or any other interest of Debtor, whether now owned or hereafter acquired, in, to or relating to the Premises, Improvements, or such other real property, in such manner that such items are no longer personal property under the laws of the State of Florida;

                  (iv) All easements, rights-of-way, and rights now owned or hereafter acquired by Debtor and used or usable in connection with the Premises and the Improvements, or as a means of access thereto, including, without limiting the generality of the foregoing, all rights pursuant to any trackage agreement, all rights to the non-exclusive use of common drive entries, all water and water rights, and all mineral, mining, oil, and gas rights and rights to produce or share in the production of anything related thereto, together with all tenements, hereditaments, and appurtenances thereof and thereto;

                  (v) All right, title, and interest now owned or hereafter acquired by Debtor in and to any land lying within the right-of-way of any street, open or proposed, adjoining the Premises, and any and all sidewalks, alleys, and strips and gores of land adjacent to or used in connection with the Premises or the Improvements;

                  (vi) All right, title, and interest of Debtor in, to, and under all plans, specifications, maps, surveys, studies, reports, permits, licenses, architectural, engineering and construction contracts, books of account, insurance policies, and other documents, of whatever kind or character, relating to the use, construction upon, occupancy, leasing, sale, or operation of the Premises and/or the Improvements;

                  (vii) All of the fixtures and personal property described in Exhibit B attached hereto and by this reference incorporated herein, now owned or hereafter acquired by Debtor, and all appurtenances and additions thereto and betterments, renewals, substitutions and replacements thereof; and, if the lien and security interest granted by this Instrument is subject to any security interest in said personal property, all right, title, and interest of Debtor, now or hereafter arising, in and to any and all said property is hereby assigned to Secured Party, together with the benefits of all deposits and payments now or hereafter made thereon by or on behalf of Debtor; excluding, however, all personal property owned by tenants of the Improvements;

                  (viii) All interests, estates, or other claims or demands in law and in equity which Debtor now has or may hereafter acquire in the Collateral;

                  (ix) All right, title, and interest now owned or hereafter acquired by Debtor in and to all options to purchase or lease the Premises, the Improvements or any other Collateral, or any portion thereof or interest therein, and in and to any greater estate in the Premises, the Improvements, or any other Collateral; and

                  (x) All of the estate, interest, right, title, other claim, or demand, both in law and in equity, including claims or demands with respect to the proceeds of insurance relating thereto, which Debtor now has or may hereafter acquire in the Premises, the Improvements or any other Collateral, or any portion thereof or interest therein, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Collateral, including, without limitation, any award resulting from a change of any streets (whether as to grade, access, or otherwise) and any award for severance damages; and

         B.       Assigns, sets over, and transfers to Secured Party:

                  (i) All leasehold estates, right, title, and interest of Debtor in and to all ground leases, leases, or subleases covering the Premises, the Improvements, or any portion thereof, now or hereafter existing or entered into (collectively, "Leases"), and all right, title, and interest of Debtor thereunder, including, without limitation, all guaranties thereof, all cash or security deposits, advance rentals, and all deposits or payments of similar nature; and

                  (ii) All rents, proceeds, issues, profits, royalties, income, and other benefits derived from the Premises or the Improvements or any other portion of the Collateral (collectively, the "Rents").

                  TO HAVE AND TO HOLD the Collateral unto the Secured Party and its successors and assigns forever, subject to the matters described in Exhibit C attached hereto and by this reference incorporated herein ("Permitted Encumbrances"), and to all of the terms, conditions, covenants, and agreements herein set forth, for the security and benefit of Secured Party, and its successors and assigns, as holders of the Note or any other Obligations.

                  IN FURTHERANCE OF THE FOREGOING, Debtor hereby warrants, represents, covenants, and agrees as follows:


                                    ARTICLE I

                                   OBLIGATIONS

         Section 1.01 Obligations. This Instrument is executed, acknowledged, and delivered by Debtor to secure and enforce the following obligations (collectively, the "Obligations"):

         (a) Payment of and performance of all obligations of Debtor under the Note;

         (b) Performance of every obligation, covenant, and agreement of Debtor arising under or in connection with this Instrument and all other Loan Documents (as defined in Section 1.02 hereof);

         (c) Payment of all sums advanced pursuant to the terms of this Instrument to protect and preserve the Collateral and the lien and security interest hereby created therein;

         (d) Payment of all sums advanced and costs and expenses incurred by Secured Party in connection with the Obligations, or any part thereof, any renewal, extension or change of or substitution for the Obligations or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Debtor or Secured Party;

         (e) Payment of all other indebtedness and liabilities and performance of all other obligations of Debtor to Secured Party arising pursuant to or in connection with this Instrument or any other Loan Document; and

         (f) All renewals, extensions, amendments, modifications, consolidations, and changes of, or substitutions or replacements for, all or any part of the items described under clauses (a) through (e) above.

         Section 1.02 Loan Documents. This Instrument, the Note, and any other deed to secure debt, deed of trust, mortgage, collateral mortgage, pledge, security deed, security agreement, guaranty, or other agreement or instrument now or hereafter given to evidence or further secure the payment and performance of any of the Obligations, are herein referred to collectively as the "Loan Documents."

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         Debtor hereby represents and warrants to Secured Party as follows:

         Section 2.01 Title. (i) Debtor is seised of the Premises and Improvements in fee, and has good, marketable, and insurable title to the Collateral, free and clear of all liens, charges, encumbrances, and security interests whatsoever, except Permitted Encumbrances; (ii) Debtor has full power and authority to grant this Instrument; and (iii) Debtor will forever warrant and defend its title to the Collateral, and the validity, enforceability, and priority of the lien and security interest created hereby, against the claims of all persons.

         Section 2.02 Legal Status and Authority. Debtor is a limited partnership duly organized, validly existing, and in good standing under the laws of its state of organization or incorporation; and is duly qualified to transact business and is in good standing in the State of Florida; and has all necessary approvals, governmental and otherwise, and full power and authority to own its properties (including the Collateral) and carry on its business as now conducted and proposed to be conducted.

         Section 2.03     Validity of Loan Documents.

         (a) The execution, delivery, and performance of the Loan Documents and the borrowing evidenced by the Note (i) are within the corporate/partnership power of Debtor; (ii) have been authorized by all requisite corporate/partnership action; (iii) have received all necessary approvals and consents, corporate, governmental, or otherwise; (iv) will not violate, conflict with, result in a breach of, or constitute (with notice or lapse of time, or both) a default under any provision of law, any order or judgment of any court or governmental authority, the articles of incorporation, bylaws, partnership or trust agreement, or other governing instrument of Debtor, or any indenture, agreement, or other instrument to which Debtor is a party or by which it or any of its property is or may be bound or affected; (v) will not result in the creation or imposition of any lien, charge, or encumbrance whatsoever upon any of its properties or assets, except the lien and security interest created hereby; and (vi) will not require any authorization or license from, or any filing with, any governmental or other body (except for the recordation of this Instrument in appropriate land records in the State of Florida and except for Uniform Commercial Code filings relating to the security interest created hereby).

         (b) The Loan Documents constitute legal, valid, and binding obligations of Debtor.

         Section 2.04 Litigation. There is no action, suit, or proceeding, judicial, administrative, or otherwise (including any condemnation or similar proceeding), pending or, to the best knowledge of Debtor, threatened or contemplated against, or affecting, Debtor or the Collateral.

         Section 2.05     Status of Collateral.

         (a) The Premises and Improvements are not located in an area identified by the Secretary of Housing and Urban Development, or any successor thereto, as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, or any successor law, or, if located within any such area, Debtor has obtained and will maintain the insurance prescribed in Section 3.06 hereof.

         (b) Debtor has all necessary certificates, licenses, and other approvals, governmental and otherwise, necessary for the operation of the Premises and Improvements and the conduct of its business thereat, and all required zoning, building code, land use, environmental and other similar permits or approvals, all of which are in full force and effect as of the date hereof and not subject to revocation, suspension, forfeiture, or modification.

         (c) The Premises and Improvements, and the present and contemplated use and occupancy thereof, are in full compliance with all applicable zoning ordinances, building codes, land use, and environmental laws and other similar laws.

         (d) To Debtor's actual knowledge neither Debtor nor, to Debtor's best knowledge, any tenant of the Premises or the Improvements, or any other person, has stored or discharged on the Premises or the Improvements, whether with or without a permit, any hazardous or toxic wastes or substances.

         (e) The Premises and Improvements are served by all utilities required for the contemplated use thereof.

         (f) All public roads and streets necessary to serve the Premises and Improvements for the contemplated use thereof have been completed, are serviceable, and have been dedicated to and formally accepted by the appropriate governmental entities.

         (g) The Collateral is free from damage caused by fire or other casualty.

         (h) All costs and expenses of any and all labor, materials, supplies, and equipment used in the construction of the Improvements have been paid in full, except as otherwise contemplated by the Permitted Encumbrances.

         (i) Debtor has paid in full for, and is the owner of, all furnishings, fixtures, and equipment (other than tenants' property) used in connection with the operation of the Premises, free and clear of any and all security interests, liens, or encumbrances, except the Permitted Encumbrances and the lien and security interest created hereby.

         Section 2.06 Tax Status of Debtor. Debtor is not a "foreign person" within the meaning of Sections 1445 and 7701 of the Internal Revenue Code of 1986 and the regulations promulgated thereunder.

         Section 2.07 Bankruptcy. No bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding, or any other proceeding for the relief of debtors, has been instituted by or against Debtor or, if Debtor is a partnership, any general partner of Debtor.

                                   ARTICLE III

                            COVENANTS AND AGREEMENTS

         Debtor covenants and agrees with Secured Party as follows:

         Section 3.01 Payment of Obligations. Debtor shall pay when due and shall perform the Obligations.

         Section 3.02 Continuation of Existence. Debtor shall maintain in good standing its existence, franchises, rights, and privileges under the laws of the State of Maryland and its right to transact business in the State of Florida, and shall not (i) without Secured Party's prior written consent dissolve, terminate, or otherwise dispose of, directly or indirectly or by operation of law, all or substantially all of its assets; (ii) reorganize or change its legal structure without the prior written consent of Secured Party; or (iii) without Secured Party's prior written consent change its name, the address of its principal offices, or the name under which Debtor conducts its business without promptly notifying Secured Party of such change.

         Section 3.03     Taxes, Liens, and Other Charges.

         (a) Debtor shall pay when due all taxes, liens, assessments, dues, fines, impositions, and public charges, general and special, ordinary and extraordinary, of every character (including penalties and interest), now or hereafter levied or assessed upon or against the Collateral ("Assessments"), and shall provide Secured Party, within thirty (30) days after the due date of any such Imposition, with receipts evidencing such payments. Debtor shall also pay
(i) all income, franchise, and other taxes and governmental charges levied, assessed, or imposed by the United States of America, or any state, any political subdivision thereof, or any other taxing authority upon Debtor or in respect of any of the Collateral which, if unpaid, would become a lien or charge upon the Collateral, or any part thereof; and (ii) all charges made by utility companies, public or private, for services furnished or used in connection with the Collateral (together with the Assessments, collectively, "Impositions").

         (b) Debtor shall have the right before any delinquency occurs to contest or object to the amount or validity of any such Imposition by appropriate legal proceedings, but this right shall not be deemed or construed in any way as relieving, modifying, or extending Debtor's covenant to pay any such Imposition at the time and in the manner provided herein unless (A) Debtor has given prior written notice to Secured Party of Debtor's intent to so contest or object to an Imposition; and (B) upon Secured Party's written director to Debtor, Debtor shall demonstrate to Secured Party's reasonable satisfaction that the legal proceedings shall conclusively operate to prevent the sale of the Collateral, or any part thereof, to satisfy such Imposition prior to final determination of such proceedings; and (C) either (i) Debtor shall demonstrate to Secured Party's reasonable satisfaction that Debtor has provided a good and sufficient undertaking as may be required or permitted by law to accomplish a stay of any such sale, or (ii) Debtor shall furnish a good and sufficient bond or surety as requested by, and in form and amount satisfactory to, Secured Party.

         (c) Debtor shall pay all taxes (excluding income, franchise, and doing business taxes), assessments, charges, expenses, costs, and fees (including registration and recording fees) levied on, or assessed against Secured Party, or incurred in connection with any of the Loan Documents. Debtor shall also pay all stamp and other similar taxes required to be paid in connection with the Obligations.

         (d) In the event of the enactment of or change (including a change in interpretation) of any applicable law, in any manner changing or modifying the laws governing (i) the taxation of mortgages or other security instruments or the debts secured thereby; (ii) the manner of collecting such taxes; or (iii) reserve or special deposit requirements in respect of loans or other assets held by Secured Party, so as to adversely affect Secured Party, this Instrument, or any other Loan Document or the indebtedness secured hereby, Debtor shall promptly pay any such tax and otherwise compensate Secured Party to the extent of such detriment; provided, however, that if Debtor fails to make such payment or any such law prohibits Debtor from making such payment or would penalize Secured Party in the event of such payment, then the entire principal balance of the Obligations, together with all interest accrued thereon, and any and all other sums secured by this Instrument, shall, without notice, become immediately due and payable at the option of Secured Party.

         Section 3.04 Defense of Title and Litigation. If the lien or security interest created by this Instrument, or the validity, enforceability, or priority thereof or of this Instrument, or if title or any of the rights of Debtor or Secured Party in or to the Collateral, shall be endangered or questioned, or shall be attacked directly or indirectly, or if any action or proceeding is instituted against Debtor or Secured Party with respect thereto, Debtor will promptly notify Secured Party thereof and will diligently endeavor to cure any defect which may be developed or claimed, and will take all necessary and proper steps for the defense of such action or proceeding, including the employment of counsel, the prosecution or defense of litigation, and, subject to Secured Party's approval, the compromise, release, or discharge of any and all adverse claims. Secured Party (whether or not named as a party to such actions or proceedings) is hereby authorized and empowered (but shall not be obligated) to take such additional steps as it may deem necessary or proper for the defense of any such action or proceeding or the protection of the lien, security interest, validity, enforceability, or priority of this Instrument, or of such title or rights, including the employment of counsel, the prosecution or defense of litigation, the compromise, release, or discharge of such adverse claims, the purchase of any tax title, and the removal of such prior liens and security interests. Debtor shall, on demand, reimburse Secured Party for all expenses (including attorneys' fees and disbursements) incurred by it in connection with the foregoing matters. All such costs and expenses of Secured Party, until reimbursed by Debtor, shall be part of the Obligations and shall be and shall be deemed to be secured by this Instrument.

         Section 3.05     Operation and Maintenance of Collateral.

         (a) Repair and Maintenance. Debtor will operate and maintain the Premises, the Improvements, and the other Collateral in good order, repair, and operating condition ordinary wear and tear excepted; will promptly make all necessary repairs, renewals, replacements, additions, and improvements thereto, interior and exterior, structural and nonstructural, foreseen and unforeseen, or otherwise necessary to ensure that the same as part of the security under this Instrument shall not in any way be diminished or impaired; and will not cause or allow any of the Premises, the Improvements, or any other Collateral to be misused or wasted or to deteriorate. No part of the Improvements shall be removed, demolished, or structurally or materially altered, nor shall any new building, structure, facility, or other improvement be constructed on the Premises without Secured Party's prior written consent.

         (b) Replacement of Collateral. Debtor will keep the Premises and the Improvements fully equipped, and will replace all worn out or obsolete Collateral with fixtures or personal property comparable thereto when new, and will not, without Secured Party's prior written consent, remove from the Premises or the Improvements any fixtures or personalty covered by this Instrument unless the same is replaced by Debtor with an article of equal suitability and value when new, owned by Debtor free and clear of any lien or security interest (other than Permitted Encumbrances and the lien and security interest created by this Instrument).

         (c) Compliance with Laws. Debtor will perform and comply promptly with, and cause the Collateral to be maintained, used, and operated in accordance with, any and all (i) present and future laws, ordinances, rules, regulations, and requirements of every duly-constituted governmental or quasi-governmental authority or agency applicable to Debtor or the Collateral; (ii) similarly applicable orders, rules, and regulations of any regulatory, licensing, accrediting, insurance underwriting or rating organization, or other body exercising similar functions; (iii) similarly applicable duties or obligations of any kind imposed under any Permitted Encumbrance or otherwise by law, covenant, condition, agreement, or easement, public or private; and (iv) policies of insurance at any time in force with respect to the Collateral. If Debtor receives any notice that Debtor or the Collateral is in default under or is not in compliance with any of the foregoing, or notice of any proceeding initiated under or with respect to any of the foregoing, Debtor will promptly furnish a copy of such notice to Secured Party.

         (d) Zoning; Title Matters. Debtor will not, without the prior written consent of Secured Party, (i) initiate or support any zoning reclassification of the Premises or the Improvements, seek any variance under existing zoning ordinances applicable to the Premises or the Improvements, or use or permit the use of the Premises and Improvements in a manner which would result in such use becoming a non-conforming use under applicable zoning ordinances; (ii) modify, amend, or supplement any of the Permitted Encumbrances; (iii) impose any restrictive covenants or encumbrances upon the Collateral, execute or file any subdivision plat affecting the Premises or the Improvements, or consent to the annexation of the Premises or the Improvements to any municipality; or (iv) permit or suffer the Premises and the Improvements to be used by the public or any person in such manner as might make possible a claim of adverse usage or possession, or of any implied dedication or easement.

         (e) No Cooperative or Condominium. Debtor shall not operate or permit the Premises or the Improvements to be operated as a cooperative, condominium, or other form of ownership in which the lessees or other occupants thereof participate in the ownership, control, or management of the Premises, Improvements, or any part thereof, as lessees, stockholders, or otherwise.

         Section 3.06     Insurance.

         (a) Casualty Insurance. Debtor shall keep the Premises, the Improvements, and the other Collateral insured for the benefit of Secured Party as follows:

             (i) against damage or loss by fire and such other hazards (including lightning, windstorm, hurricane, hail, explosion, riot, riot attending a strike, civil commotion, vandalism, malicious mischief, aircraft, vehicle, and smoke) as are covered by an All Risk coverage policy or the broadest form of extended coverage endorsement as is available from time to time, in an amount not less than the Obligations unless the full insurable value (as defined in subsection (h) of this Section) of the Premises and Improvements, subject to verification by Secured Party, is less;

             (ii) rent or business interruption or use and occupancy insurance, on such basis and in such amounts as shall be satisfactory to Secured Party, and in any event not less than an amount equal to one (1) year's total income from the Premises and the Improvements, including, but not limited to, all rent and all other income (if any) such as tenant reimbursement of operating expenses;

             (iii) against damage or loss by flood if the Premises are located in an area identified by the Secretary of Housing and Urban Development, or any successor, as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, modified, supplemented, or replaced from time to time, on such basis and in such amounts as shall be reasonably required by Secured Party;

             (iv) against damage or loss from (i) sprinkler system leakage and (ii) boilers, boiler tanks, heating and air-conditioning equipment, pressure vessels, auxiliary piping, and similar apparatus, on such basis and in such amounts as shall be reasonably required by Secured Party;

             (v) during the period of any construction, repair, restoration, or replacement of the Improvements and any other Collateral, a standard builder's risk policy with extended coverage for an amount at least equal to the full insurable value of such Improvements, and other Collateral and worker's compensation, in statutory amounts; and

             (vi) against damage or loss by earthquake on such basis and in such amounts as shall be reasonably required by Secured Party.

         (b) Liability Insurance. Debtor shall also procure and maintain comprehensive general liability insurance on an occurrence basis covering Debtor and Secured Party against claims for bodily injury or death or property damage occurring in, upon, or about or resulting from the Premises, the Improvements, or any other Collateral, or any street, drive, sidewalk, curb, or passageway adjacent thereto, in standard form and with such insurance company or companies and in such amounts as are reasonably approved by Secured Party (but such coverage or the amount thereof shall in no way limit such indemnification).

         (c) Other Insurance. Debtor, at Secured Party's request, shall procure and maintain such other insurance or such additional amounts of insurance covering Debtor or the Collateral as Secured Party shall from time to time require, in its reasonable discretion, including, but not limited to, insurance against war risks, if and to the extent available, and builder's risk insurance, if applicable.

         (d) Form of Policy. All insurance required under this Section shall be fully paid for, nonassessable, and the policies therefor shall contain such provisions, endorsements, and expiration dates as Secured Party shall from time to time request, in its reasonable discretion, and shall be in such form and amounts and be issued by such insurance companies doing business in the jurisdiction in which the Premises are located as shall be approved by Secured Party. Without limiting the foregoing, all such policies shall have endorsed thereon, in form acceptable to Secured Party, a standard mortgagee clause, without contribution, in the name of Secured Party. All such policies shall provide that the same shall not be canceled, amended, or materially altered (including by reduction in the scope or limits of coverage) without at least thirty (30) days' prior written notice to Secured Party.

         (e) Original Policies. Debtor shall deliver to Secured Party original or certified copies of policies evidencing the insurance required under this Section, and any additional insurance on the Collateral. Debtor shall also deliver to Secured Party (i) receipts evidencing payment of all premiums on such policies and (ii) originals or certified copies of any and all renewal policies with evidence satisfactory to Secured Party of the payment of all premiums due and payable thereon, at least thirty (30) days prior to the expiration of each such policy. If original policies and renewal policies are unavailable or if such coverage is under a blanket policy, Debtor shall deliver to Secured Party duplicate originals of such policies or, if unavailable, original certificates from the issuing insurance companies evidencing that such policies are in full force and effect, together with certified copies of the original policies.

         (f) No Separate Insurance. Debtor shall not carry separate or additional insurance concurrent in form or contributing in the event of loss with that required under this Section unless endorsed in favor of Secured Party in accordance with the requirements of this Section and otherwise approved by Secured Party in all respects.

         (g) Transfer of Title. In the event of foreclosure of this Instrument or other transfer of title or assignment of the Premises and the other Collateral in extinguishment, in whole or in part, of the Obligations, all right, title, and interest of Debtor in and to all policies of insurance required under this Section or otherwise then in force with respect thereto, and all proceeds payable thereunder and unearned premiums thereon, shall immediately vest in the purchaser or other transferee of the Premises and the other Collateral.

         (h) Replacement Cost. For purposes of this Section, the term "full insurable value" shall mean the actual cost of replacing the property in question, without allowance for depreciation and exclusive of the cost of excavations, foundations, and footings, as determined from time to time (but not less often than once every calendar year) by the insurance company or companies holding such insurance or by an appraiser, engineer, architect, or contractor proposed by Debtor and approved by said company or companies and Secured Party.

         (i) Approval Not Warranty. No approval by Secured Party of any insurer shall be construed to be a representation, certification, or warranty of its solvency, and no approval by Secured Party as to the amount, type, and/or form of any insurance shall be construed to be a representation, certification, or warranty of its sufficiency.

         Section 3.07     Damage and Destruction of Collateral.

         (a) Debtor's Obligations. In the event of any damage to or loss or destruction of the Collateral, (i) Debtor shall promptly notify Secured Party of such event and take such steps as shall be necessary to preserve any undamaged portion of the Collateral and (ii) if, pursuant to Section 3.07(b), the insurance proceeds are applied to the restoration, replacement, or rebuilding of such Collateral (but regardless whether such insurance proceeds, if any, shall be sufficient for the purpose), Debtor shall promptly commence to seek, and diligently seek, building permits and, after obtaining same, shall promptly commence and diligently pursue to completion the restoration, replacement, and rebuilding of the Collateral as nearly as possible to its value, condition, and character immediately prior to such damage, loss, or destruction and in accordance with plans and specifications approved, and with other provisions for the preservation of the security hereunder established, by Secured Party.

         (b) Secured Party's Rights; Application of Proceeds. In the event that any portion of the Collateral is so damaged, destroyed, or lost, and such damage, destruction, or loss is covered, in whole or in part, by insurance described in Section 3.06, then (i) Secured Party may, but shall not be obligated to, make proof of loss if not made promptly by Debtor and is hereby authorized and empowered by Debtor to settle, adjust, or compromise any claims for damage, destruction, or loss thereunder; (ii) each insurance company concerned is hereby authorized and directed to make payment therefor directly to Secured Party; and (iii) Secured Party shall have the right to apply the insurance proceeds, first, to reimburse Secured Party for all costs and expenses, including adjustors' and attorneys' fees and disbursements, incurred in connection with the collection of such proceeds and, second, subject to
Section 3.07(c), the remainder of such proceeds shall be applied, at Secured Party's option, either (x) in payment (without premium or penalty) of all or any part of the Obligations, whether or not then due and payable, in the order and manner determined by Secured Party (provided that to the extent that any Obligation shall remain outstanding after such application, such unpaid Obligation shall continue in full force and effect and Debtor shall not be excused in the payment thereof), or to the cure of any then current default hereunder; or (y) to the restoration, replacement, or rebuilding, in whole or in part, of the portion of the Collateral so damaged, destroyed, or lost, provided that any insurance proceeds held by Secured Party to be applied to the restoration, replacement, or rebuilding of the Premises shall be paid out from time to time upon compliance by Debtor with such provisions and requirements as may be imposed by Secured Party , which provisions and requirements shall be customary and typical for construction loan escrows. Secured Party shall pay interest on insurance proceeds held by Secured Party in an amount and manner determined solely by Secured Party. Notwithstanding the foregoing, Secured Party shall have no obligation to pay interest on such funds after the occurrence of an Event of Default. All such interest shall be added to such funds. In the event that Debtor shall have received all or any portion of such insurance proceeds, or any other proceeds in respect of such damage or destruction, Debtor, upon demand from Secured Party, shall pay to Secured Party an amount equal to the amount so received by Debtor, to be applied as Secured Party shall have the right pursuant to clause (iii) of the immediately-preceding sentence. Notwithstanding anything herein or at law or in equity to the contrary, none of the insurance proceeds or payments in lieu thereof paid to Secured Party as herein provided shall be deemed trust funds, and Secured Party shall be entitled to dispose of such proceeds as provided in this Section. Debtor expressly assumes all risk of loss, including a decrease in the use, enjoyment, or value of the Collateral, from any casualty whatsoever, whether or not insurable or insured against.

         (c) Application of Proceeds to Restoration. Anything in this Section
3.07 to the contrary notwithstanding, in the event of an insured loss, Secured Party shall permit the application of insurance proceeds to restoration of the Collateral to as good or better condition as existed prior to the damage, destruction, or loss, in accordance with plans and specifications approved by Secured Party in its reasonable discretion, if: (i) no more than 30% of the gross area of the Improvements is directly affected by such damage, destruction, or loss and the amount of the loss does not exceed 20% of the value of the Collateral immediately before the damage, destruction or loss; (ii) there is no Event of Default (as defined in Section 6.01) at the time of such application;
(iii) the insurer does not deny liability to any named insured; (iv) rental loss insurance is available and in force and effect to offset fully any abatement of rent to which any lessee of the Premises may be entitled as a result of such loss; (v) in Secured Party's sole judgment, restoration can be completed within one (1) year after the damage, destruction, or loss and at least three (3) months prior to the maturity of the Note.

         (d) Disbursement of Proceeds. If Secured Party elects pursuant to
Section 3.07(b) or is required pursuant to Section 3.07(c) to apply insurance proceeds to restoration, (i) the proceeds may at Secured Party's election be disbursed in installments by Secured Party or by a disbursing agent ("Depository") selected by Secured Party, and whose fees and expenses shall be paid by Debtor; (ii) Debtor shall, upon demand by Secured Party from time to time, deposit with Secured Party or a Depository, in a mutually-acceptable interest-bearing account, the amount of any deductible under such insurance coverage and such amounts in excess of the amount from time to time on deposit as may be necessary to complete such restoration; and (iii) the insurance proceeds shall be disbursed from time to time as restoration progresses satisfactorily in Secured Party's reasonable judgment, based upon receipt of appropriate lien waivers and a certificate of the architect or engineer in charge of the work, the form and content of such certificate to be reasonably satisfactory to Secured Party, and title insurance protection against mechanic's and materialmen's liens. If (i) Secured Party elects to apply the proceeds to restoration of the Collateral and Debtor refuses or fails to restore the Collateral; (ii) Debtor shall fail to complete the restoration of the Collateral; (iii) an Event of Default occurs prior to full disburement of the insurance proceeds; or (iv) for any reason the proceeds of insurance are not applied to restoration of the Collateral, any undisbursed portion may, at Secured Party's option, be applied to the Obligations, whether or not then due and in any order of priority, and any such application to principal shall be deemed to be a prepayment of the outstanding principal balance of the Note and shall be subject to a prepayment premium computed in accordance with the Note.

         Section 3.08     Condemnation.

         (a) Debtor's Obligations; Proceedings. Promptly upon obtaining knowledge of any pending or threatened institution of any proceedings for the condemnation of the Collateral, or any part or interest therein, or of any right of eminent domain, or of any other proceedings arising out of injury or damage to or decrease in the value of the Collateral (including any change in any street, whether as to grade, access, or otherwise), or any part thereof or interest therein, Debtor will notify Secured Party of the threat or pendency thereof. Secured Party may participate in any such proceedings (but shall not be obligated to do so), and Debtor from time to time will execute and deliver to Secured Party all instruments requested by Secured Party or as may be required to permit such participation. Debtor shall, at its expense, diligently prosecute any such proceedings, shall deliver to Secured Party copies of all papers served in connection therewith, and shall consult and cooperate with Secured Party, its attorneys and agents, in the carrying on and defense of any such proceedings; provided that no settlement of any such proceeding shall be made by Debtor without Secured Party's prior written consent.

         (b) Secured Party's Rights to Proceeds. All proceeds of condemnation awards or proceeds of sale in lieu of condemnation, and all judgments, decrees, and awards for injury or damage to the Collateral are hereby assigned and shall be paid to Secured Party. Debtor agrees to execute and deliver such further assignments thereof as Secured Party may request, and authorizes Secured Party to collect and receive the same, to give receipts and acquittances therefor, and to appeal from any such judgment, decree, or award.

         (c) Application of Proceeds. Secured Party shall have the right to apply any proceeds, judgments, decrees, or awards referred to in subsection (b) of this Section, first, to reimburse Secured Party for all costs and expenses, including reasonable attorneys' fees and disbursements, actually incurred in connection with the proceeding in question, and any appeal therefrom, or in the collection of such amounts, and, second, subject to Section 3.08(d), to apply the remainder thereof as provided in Sections 3.07(b) and 3.07(d) for insurance proceeds held by Secured Party, including the waiver of prepayment premium. In the event that Debtor shall have received all or any portion of such proceeds, judgments, decrees, or awards, Debtor, upon demand from Secured Party, shall pay to Secured Party an amount equal to the amount so received by Debtor, to be applied as Secured Party shall have the right pursuant to this subsection. Notwithstanding anything herein or at law or in equity to the contrary, none of the proceeds, judgments, decrees or awards or payments in lieu thereof paid to Secured Party as herein provided shall be deemed trust funds, and Secured Party shall be entitled to dispose of such proceeds as provided in this Section.

         (d) Application of Proceeds to Restoration. Anything in this Section
3.08 to the contrary notwithstanding, in the event of a limited, partial taking as hereinafter described, Secured Party shall permit the application of any condemnation award or other payment to restoration of the Collateral and all Improvements (including, but not limited to, parking, drives, sidewalks, and landscaping) located thereon to substantially the same size and character as theretofore existed, and to as good or better condition, in accordance with plans and specifications approved by Secured Party in its reasonable discretion, if: (a) such taking involves less than 20% of the rentable square feet in the Improvements or less than 10% of the parking spaces, and does not affect access to the Collateral (or any part thereof) from any public right-of-way; (b) there is no Event of Default hereunder at the time of such application; (c) the remaining Collateral continues at all times to comply with all applicable building, zoning and other land use laws and regulations; (d) in Secured Party's sole judgment, restoration is practicable and can be completed within one (1) year after the taking and at least three (3) months prior to the maturity of the Note; and (e) any and all lessees of the Premises whose leases permit termination thereof or abatement of rent as a result of such taking agree in writing to continue their leases without abatement of rent.

         (e) Effect on the Obligations. Notwithstanding any condemnation, taking, or other proceeding referred to in this Section causing injury to or decrease in value of the Premises (including a change in any street, whether as to grade, access, or otherwise), or any interest therein, Debtor shall continue to pay and perform the Obligations as provided herein. Any reduction in the Obligations resulting from such application shall be deemed to take effect only on the date of receipt by Secured Party of such proceeds, judgments, decrees or awards and application against the Obligations, provided that if prior to the receipt by Secured Party of such proceeds, judgments, decrees, or awards, the Collateral shall have been sold on foreclosure of this Instrument (or pursuant to the power of sale granted hereunder), or shall have been transferred by deed-in-lieu of foreclosure, Secured Party shall have the right to receive the same to the extent of any deficiency found to be due upon such sale, with legal fees and disbursements incurred by Secured Party in connection with the collection thereof.

         Section 3.09     Liens and Liabilities.

         (a) Discharge of Liens. Debtor shall pay, bond, or otherwise discharge, from time to time when the same shall become due, all claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien or encumbrance on the Collateral, or on the revenues, rents, issues, income, or profits arising therefrom and, in general, Debtor shall do, or cause to be done, at Debtor's sole cost and expense, everything necessary to fully preserve the lien and security interest created by this Instrument and the priority thereof.

         (b) Creation of Liens. Debtor shall not, without Secured Party's prior written consent, create, place, or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any deed of trust, mortgage, deed to secure debt, voluntary or involuntary lien, whether statutory, constitutional, or contractual (except for Impositions which are not yet due and payable), security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Collateral, prior to, on a parity with, or subordinate to the lien of this Instrument, other than Permitted Encumbrances.

         (c) No Consent. Nothing in the Loan Documents shall be deemed or construed in any way as constituting the consent or request by Secured Party, express or implied, to any contractor, subcontractor, laborer, mechanic, or materialman for the performance of any labor or the furnishing of any material for any improvement, construction, alteration, or repair of the Collateral. Debtor further agrees that Secured Party does not stand in any fiduciary relationship to Debtor.

         Section 3.10     Tax and Insurance Deposits.

         (a) Amount of Deposits. Secured Party may, at any time after an Event of Default (whether or not subsequently waived or then existing), require for the balance of the term of the Note that Debtor deposit with Secured Party or any service or financial institution designated by Secured Party pursuant to
Section 3.10(e) (collectively, a "Depository"), monthly, one-twelfth (1/12) of the annual Assessments and the premiums for insurance required under Section 3.06, and Debtor shall, accordingly, make such deposits. In addition, if required by Secured Party, Debtor shall also deposit with the Depository a sum of money which, together with the aforesaid monthly installments, will be sufficient to make each of said payments of Assessments and premiums at least sixty (60) days before such payments are due. If the amount of any such payments is not ascertainable at the time any such deposit is required to be made, the deposit shall be made on the basis of Secured Party's estimate thereof, and, when such amount is fixed for the then-current year, Debtor shall promptly deposit any deficiency with the Depository.

         (b) Use of Deposits. All funds so deposited shall, until so applied, constitute additional security for the Obligations, shall be held by the Depository without interest (except to the extent required under applicable law), may be commingled with other funds of the Depository, and, provided that no Event of Default (as defined in Section 6.01) shall have occurred and be continuing hereunder, shall be applied in payment of the aforesaid amounts prior to their becoming delinquent, but only to the extent that the Depository shall have such funds on hand, provided that the Depository shall have no obligation to use said funds to pay (i) any installment of Assessments prior to the last day on which payment thereof may be made without penalty or interest, or to pay any insurance premium prior to the due date thereof; or (ii) any of the aforesaid amounts unless Debtor shall have furnished the Depository with the bills or invoices therefor in sufficient time to pay the same before any penalty or interest attaches and before said policies of insurance lapse, as the case may be. If an Event of Default shall have occurred and be continuing hereunder, or if the Obligations shall be accelerated as herein provided, all funds so deposited may, at Secured Party's option, be applied to the Obligations in the order determined by Secured Party or to cure said Event of Default or as provided in this Section. In no event shall Debtor claim any credit against the principal and interest due hereunder for any payment or deposit for taxes or insurance.

         (c) Transfer of Instrument. Upon an assignment or other transfer of this Instrument, the Depository shall have the right to pay over the balance of such deposits in its possession to the assignee or other successor, and the Depository shall thereupon be completely released from all liability with respect to such deposits, and Debtor or the owner of the Collateral shall look solely to the assignee or transferee with respect thereto. This provision shall apply to every transfer of such deposits to a new assignee or transferee.

         (d) Transfer of the Premises. Subject to Article V hereof, transfer of record title to the Premises and any other Collateral shall automatically transfer to the new owner the beneficial interest in any deposits under this Section. Upon full payment and satisfaction of this Instrument or, at Secured Party's option, at any prior time, the balance of amounts deposited in the Depository's possession shall be paid over to the record owner of the Premises and such other Collateral, and no other party shall have any right or claim thereto in any event.

         (e) Designated Depository. At Secured Party's request, Debtor agrees to make the aforesaid deposits with such service or financial institution as Secured Party may from time to time designate in lieu of Secured Party, and the fees and costs of such services of such institution shall be borne by Debtor.

         (f) Tax Monitoring Service. Secured Party may, at its option, retain the services of a firm or other person to monitor the payment by Debtor of all real estate taxes and assessments on or relating to the Collateral, or any part thereof, and the fees and costs of such firm or other person shall be borne by Debtor.

         Section 3.11     ERISA.

         (a) Debtor covenants and agrees to deliver to Secured Party such certifications or other evidence from time to time throughout the term of this Instrument, as requested by Secured Party in its sole discretion, that (i) Debtor is not an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a "governmental plan" within the meaning of Section 3(32) of ERISA; and (ii) Debtor is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

         (1) Equity interests in Debtor are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);

         (2) Less than twenty-five percent (25%) of all equity interests in Debtor are held by "benefit plan investors" within the meaning of 29 C.F.R.
Section 2510.3-101(f)(2); or

         (3) Debtor qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. Section 2510.3-101(c) or (e).

         Debtor represents and warrants to Secured Party that, as of the date hereof and throughout the term of this Instrument, (aa) Debtor is not an "employee benefit plan" (as defined above) which is subject to Title I of ERISA;
(bb) the assets of the Debtor do not constitute "plan assets" of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101; (cc) Debtor is not a "governmental plan" within the meaning of Section 3(32) of ERISA; and (dd) transactions by or with Debtor are not subject to state statutes regulating investments of and fiduciary obligations with respect to governmental plans.

         (b) Any of the following shall constitute an Event of Default under this Instrument, entitling Secured Party to exercise any and all remedies to which it may be entitled under the Loan Documents:

             (i) The failure of any representation or warranty made by Debtor in this Section 3.11 to be true and correct in all respects; or

             (ii) The failure of Debtor to provide Secured Party with the written certification and evidence referred to in Section 3.11(a) above; or

             (iii) The consummation by Debtor of a transaction which would cause this Instrument or any exercise of Secured Party's rights under the Loan Documents to constitute a non-exempt prohibited transaction under ERISA or a violation of a state statute regulating governmental plans, subjecting Secured Party to liability for violation of ERISA or such state statute.

         (c) Debtor shall indemnify Secured Party and defend and hold Secured Party harmless from and against all loss, cost, damage, and expense (including, without limitation, attorneys' fees and costs incurred in the investigation, defense, and settlement of claims and losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Secured Party's sole discretion) that Secured Party may incur, directly or indirectly, as a result of a default under Section 3.11(a). This indemnity shall survive any termination, satisfaction, or foreclosure of this Instrument and shall not be subject to the limitation on personal liability set forth in
Article VIII hereof.

         (d) Anything in the Loan Documents to the contrary notwithstanding, no sale, assignment, or transfer of any direct or indirect interest in the Debtor shall be permitted which would negate Debtor's representations in this Section
3.11 or cause this Instrument (or any exercise of Secured Party's rights under the Loan Documents) to constitute a violation of any provision of ERISA or of any applicable state statute regulating a governmental plan, as determined in the sole discretion of Secured Party.

         (e) Anything in the Loan Documents to the contrary notwithstanding, no direct or indirect transfer of the Premises or Improvements, or any interest therein, including, without limitation, a junior lien or leasehold interest, shall be permitted which would cause this Instrument (or any exercise of Secured Party's rights under the Loan Documents) to constitute a violation of ERISA or any applicable state statute regulating a governmental plan, as determined in the sole discretion of Secured Party.

         (f) Anything in this Instrument to the contrary notwithstanding, not less than fifteen (15) days before consummation of any permitted transfer of title to the Premises and Improvements or of an interest in Debtor, or any direct or indirect right, title, or interest in either of them, or of the placing of any lien or encumbrance on the Premises and Improvements, Debtor shall obtain from the proposed transferee or lienholder a representation to Secured Party in form and substance satisfactory to Secured Party that Section 3.11(a) will be true after the transfer, and further provided that any proposed lienholder agrees that any direct or indirect transfer of its lien or any interest therein will be governed by this Section 3.11.

         Section 3.12      Environmental Matters.

         (a) Hazardous Waste. At its sole cost and expense, Debtor shall comply with all federal, state, and local laws, rules, regulations, and orders with respect to the discharge, generation, removal, transportation, storage, and handling of hazardous or toxic wastes, materials, contaminants, or substances, pay immediately when due the cost of removal of any such wastes, materials, contaminants, or substances, and keep the Collateral free of any lien imposed pursuant to such laws, rules, regulations, and orders. Without limiting the generality of the foregoing sentence, Debtor shall not use, store, discharge, or transport on the Premises or Improvements, or permit to be used, discharged, transported, or installed on the Premises or Improvements, hazardous or toxic substances, materials, contaminants, or wastes in underground or above-ground storage tanks, drums, or other containers except in compliance with all applicable laws, rules, regulations, and orders. Debtor shall maintain the integrity of all storage tanks and drums on the Premises or Improvements during the term of the Loan. Secured Party may from time to time inspect or audit the Premises and Improvements with respect to the condition of any storage tanks and drums. In the event Debtor fails to do so, Secured Party may declare this Instrument to be in default. In addition, Debtor hereby grants Secured Party and its employees and agents an irrevocable and non-exclusive license, subject to the rights of tenants, to enter the Premises and the Improvements to inspect, to conduct testing, and, upon expiration of the applicable cure period under this Instrument, to remove the hazardous or toxic wastes, materials, contaminants, or substances. The costs of such testing and removal shall immediately become due to Secured Party and shall be secured by this Instrument. Debtor shall indemnify Secured Party and hold Secured Party harmless from and against all loss, liability, damage, claim, judgment, cost, and expense (including, without limitation, attorneys' fees and costs incurred in the investigation, defense, and settlement of claims) that Secured Party may incur as a result of or in connection with the assertion against Secured Party of any claim relating to the presence or removal of any hazardous or toxic waste, materials, contaminants, or substance referred to in this paragraph, or compliance or failure to comply with any federal, state, or local laws, rules, regulations, or orders relating thereto; provided, however, that this indemnity shall not apply if Debtor can conclusively prove that (i) the contamination of the Collateral was caused solely by actions, conditions, or events that occurred after the date that Secured Party (or any purchaser at a foreclosure sale) actually acquired title to the Collateral and (ii) the contamination of the Collateral was not caused by the direct or indirect actions of Debtor, any partner(s) of Debtor, or any agent of Debtor.

         (b) Asbestos. Debtor shall not install or permit to be installed on the Premises or the Improvements friable asbestos or any substance containing asbestos and deemed hazardous by federal, state, or local laws, rules, regulations, or orders respecting such material. With respect to any such material currently or hereafter present on the Premises or the Improvements, Debtor shall promptly comply with such federal, state, or local laws, rules, regulations, or orders, at Debtor's expense. If a program of encapsulation, enclosure, deferred removal, or alternate form of abatement of hazardous asbestos is agreed upon, Debtor shall, upon request from Secured Party, provide periodic inspection or audits for asbestos contaminants. If the level of contamination exceeds guidelines established by applicable laws, rules, regulations, or orders, or exceeds levels or criteria deemed safe by a consultant satisfactory to Secured Party and Secured Party's architectural and engineering staff, Debtor shall immediately bring the Premises and Improvements into compliance with such guidelines, levels, and/or criteria. If Debtor shall fail to so comply with the provisions of this subsection, Secured Party may declare this Instrument to be in default. In addition, Debtor hereby grants Secured Party and its employees and agents an irrevocable and non-exclusive license, subject to the rights of tenants, to enter the Premises and the Improvements to inspect, conduct testing, and, upon expiration of the applicable cure period under this Instrument, to remove friable asbestos or any substance containing asbestos and deemed hazardous by federal, state, or local laws, rules, regulations, or orders respecting such material. The costs of such inspection, testing, and removal shall immediately become due to Secured Party and shall be secured by this Instrument. Debtor shall indemnify Secured Party and hold Secured Party harmless from and against all loss, liability, damage, claim, judgment, cost, and expense (including, without limitation, attorneys' fees and costs incurred in the investigation, defense, and settlement of claims) that Secured Party may incur as a result of or in connection with the assertion against Secured Party of any claim relating to the presence or removal of any asbestos substance referred to in this paragraph, or compliance or failure to comply with any federal, state, or local laws, rules, regulations, or orders relating thereto; provided, however, that this indemnity shall not apply if Debtor can conclusively prove that (i) the contamination of the Collateral was caused solely by actions, conditions, or events that occurred after the date that Secured Party (or any purchaser at a foreclosure sale) actually acquired title to the Collateral and (ii) the contamination of the Collateral was not caused by the direct or indirect actions of Debtor, any partner(s) of Debtor, or any agent of Debtor.

         (c) Polychlorinated Biphenyls. Debtor shall not use, discharge, transport, or install on the Premises or Improvements, or permit to be used, discharged, transported, or installed on the Premises or Improvements, any polychlorinated biphenyls ("PCB") or materials containing PCB. If, during the term of the Loan, either the Premises or the Improvements is found to be out of compliance with any applicable federal, state, and local laws, rules, regulations, or orders with respect to PCB, Secured Party may declare this Instrument to be in default. In addition, Debtor hereby grants to Secured Party and its employees and agents an irrevocable and nonexclusive license, subject to the rights of tenants, to enter the Premises and Improvements from time to time to inspect, conduct testing, and/or audit the Premises and the Improvements with respect to electrical equipment which may contain PCB and, upon expiration of the applicable cure period under this Instrument, cause the Premises and the Improvements to be in compliance with such laws, rules, regulations, or orders. The costs of such inspection, testing, audit, and the costs of so bringing the Premises and/or the Improvements into compliance, shall immediately become due to Secured Party and shall be secured by this Instrument. Debtor shall indemnify Secured Party and hold Secured Party harmless from and against all loss, liability, damage, claim, judgment, cost, and expense (including, without limitation, attorneys' fees and costs incurred in the investigation, defense, and settlement of claims) that Secured Party may incur as a result of or in connection with the assertion against Secured Party of any claim relating to the presence or removal of PCB, or compliance with any federal, state, or local laws, rules, regulations, or orders relating thereto; provided, however, that this indemnity shall not apply if Debtor can conclusively prove that (i) the contamination of the Collateral was caused solely by actions, conditions, or events that occurred after the date that Secured Party (or any purchaser at a foreclosure sale) actually acquired title to the Collateral and (ii) the contamination of the Collateral was not caused by the direct or indirect actions of Debtor, any partner(s) of Debtor, or any agent of Debtor.

         (d) Recourse Obligation. Anything herein to the contrary notwithstanding, the indemnification obligations of Debtor under paragraphs (a),
(b), and (c) of this Section 3.12 shall be full recourse obligations of Debtor and shall survive repayment of the Note and any termination, satisfaction, or foreclosure of this Instrument.

         Section 3.13 Note Payment Facility. All payments of principal, premium (if any), and interest on the Note shall be made by Debtor by electronic funds transfer from a bank account established and maintained by Debtor for this purpose, if possible; otherwise, Debtor may make all payments due by check on the same terms and conditions are provided herein. Debtor hereby covenants and agrees to establish and maintain such an account with a depository satisfactory to Secured Party, in Secured Party's sole discretion, for so long as the Note and the indebtedness evidenced thereby shall be outstanding, and further agrees to direct in writing the depository of such account to so transmit such payments on or before their respective due dates to the account of Secured Party at such depository as shall be designated in writing by Secured Party. Secured Party shall have the right, after thirty (30) days' written notice to Debtor, to require Debtor to select a different depository. All costs of establishing and maintaining such accounts and all costs of such electronic funds transfer shall be paid by Debtor.

         Section 3.14 Inspection. Debtor shall allow Secured Party and its authorized representatives, or agents, including third-party property appraisers, environmental engineers, architects, engineers, and Secured Party's employees, to enter upon the Collateral and conduct tests and to enter upon and inspect the Collateral, or any part thereof, at all reasonable times, and shall assist Secured Party and such representatives or agents in effecting said inspection.

         Section 3.15     Records, Reports, and Audits.

         (a) Maintenance of Records. Debtor shall keep and maintain, in accordance with sound accounting principles, complete and accurate books and records in which full and correct entries shall be made with respect to all operations of or transactions involving the Collateral.

         (b) Reports Concerning Entities. Annually, Debtor shall furnish to Secured Party the financial information as follows:

             (i) Financial statements of Debtor for the most current fiscal year sworn (which shall hereinafter mean certified as being true, correct, and accurate by an authorized person, partner, or officer) by Debtor or Certified Public Accountant ("C.P.A.") audited; and

             (ii) If applicable, financial statements of the general partner(s), any guarantors or sureties of the Note, sworn by the delivering party or C.P.A. audited.

The financial statements referenced in Subsection 3.15(b)(i) and (ii) above must include a schedule of all related debt and all contingent liabilities.

         (c) Reports Concerning the Collateral. Annually, Debtor shall furnish to Secured Party operating information on the Collateral as follows:

             (i) Annual operating statements for the Collateral (including income and expenses, an annual rents schedule) sworn by Debtor or C.P.A. audited; and

             (ii) Copies of paid tax receipts for the Collateral for the most recent tax year; and

             (iii) A certified rent roll; and

             (iv)  A schedule showing the Debtor's tax basis in the Collateral.

         (d) Delivery of Reports. All of the reports, statements, and items required under this Section 3.15 shall be prepared in accordance with generally-accepted accounting principles, consistently applied, and must be in form and substance satisfactory to Secured Party. Debtor agrees to provide Secured Party with such additional financial, management, or other information regarding Debtor, any general partner of Debtor, or the Collateral, as Secured Party may request. All of the reports, statements, and items required under this
Section 3.15 must be received each year this Instrument is in force by the date which is one hundred twenty (120) days after the end of the Debtor's fiscal year. If any one report, statement, or item is not received by Secured Party on this due date, a late fee of Five Hundred and No/100 Dollars ($500.00) shall be due and payable by Debtor.

         (e) Inspection of Records. Debtor shall allow Secured Party or its authorized representatives at all reasonable times and upon reasonable notice to examine and make copies of all such books and records and all supporting data therefor at Debtor's principal place of business or at such other place where such books, records, and data may be located. Debtor shall assist Secured Party or such representative in effecting such examination. Within two (2) years after Secured Party's receipt of any such report, statement, or item, Secured Party may, upon at least five (5) days' prior written notice to Debtor, inspect and make copies of Debtor's or any general partner of Debtor's books, records, and income tax returns with respect to the Collateral, for the purpose of verifying any such reports, statements, or items.

         Section 3.16 Debtor's Certificates. Debtor, within ten (10) days after Secured Party's request, shall furnish to Secured Party a written statement, duly acknowledged, certifying to Secured Party and/or any proposed assignee of this Instrument, as to (a) the amount of the Obligations then owing under this Instrument; (b) the terms of payment and maturity date of the Obligations; (c) the date to which interest has been paid under the Note; (d) whether any offsets or defenses exist against the Obligations and, if any are alleged to exist, a detailed description thereof; (e) that all Leases are in full force and effect and have not been modified (or if modified, setting forth all modifications); (f) the date to which the rent, additional rent, and other charges thereunder have been paid; (g) whether or not, to the best knowledge of Debtor, any of the lessees under the Leases are in default under the Leases, and, if any of the lessees are in default, setting forth the specific nature of all such defaults; and (h) as to any other matters reasonably requested by Secured Party and reasonably related to the Leases, the Obligations, the
Collateral, or this Instrument.   Secured Party, within thirty (30) days after
Debtor's request, shall furnish to Debtor a written statement, duly acknowledged, certifying to Debtor, to the best of Secured Party's knowledge, as to the outstanding amount of the Indebtedness and whether or not any Events of Default exist under the Loan Documents.

         Section 3.17 Full Performance Required; Survival of Warranties. All representations, warranties, and covenants of Debtor contained in any loan application or made to Secured Party in connection with the Obligations secured hereby or contained in this Instrument or any other Loan Document, or incorporated by reference herein or therein, shall survive the execution and delivery of this Instrument and, except as and to the extent otherwise provided in Sections 3.11 and 3.12, shall remain continuing obligations, warranties, and representations of Debtor so long as any portion of the Obligations remains outstanding; and Debtor shall fully and faithfully satisfy and perform all such Obligations, representations, warranties, and covenants.

         Section 3.18 Additional Security. No other security now existing or hereafter taken to secure the Obligations shall be impaired or affected by the execution of this Instrument; and all additional security shall be taken, considered, and held as cumulative. The taking of additional security, execution of partial releases of the security, or any extension of the time of payment of the indebtedness shall not diminish the force, effect, or lien of this Instrument and shall not affect or impair the liability of any maker, surety, guarantor, or endorser for the payment of said indebtedness. Neither the acceptance of this Instrument nor its enforcement, whether by court action or pursuant to the powers herein contained, shall prejudice or in any manner affect Secured Party's right to realize upon or enforce any other security now or hereafter held by Secured Party, it being agreed that Secured Party shall be entitled to enforce this Instrument and any other security now or hereafter held by Secured Party in such order and manner as it may in its absolute discretion determine.

         Section 3.19 Further Acts. Debtor shall do and perform all acts necessary to keep valid and effective the charges and lien hereof, to carry into effect its objective and purposes, and to protect the lawful owner of the Note and the other Obligations. Promptly upon request by Secured Party, and at Debtor's expense, Debtor shall execute, acknowledge, and deliver to Secured Party such other and further instruments and do such other acts as in the reasonable opinion of Secured Party may be necessary or desirable to (a) grant to Secured Party the highest available perfected lien on all of the Collateral;
(b) correct any defect, error, or omission which may be discovered in the contents of this Instrument or any other Loan Document; (c) identify more fully and subject to the liens, encumbrances, and security interests and assignments created hereby any property intended by the terms hereof to be covered hereby (including, without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Collateral); (d) assure the first priority hereof and thereof; and (e) otherwise effect the intent of this Instrument. Without limiting the generality of the foregoing, Debtor shall promptly and, insofar as not contrary to applicable law, at Debtor's own expense, record, re-record, file, and refile in such offices, at such times and as often as may be necessary, this Instrument, additional mortgages and deeds of trust, and every other instrument in addition or supplemental hereto, including applicable financing statements, as may be necessary to create, perfect, maintain, and preserve the liens, encumbrances, and security interests intended to be created hereby and the rights and remedies of Secured Party hereunder. Upon request by the Secured Party, Debtor shall supply evidence of fulfillment of each of the covenants herein contained concerning which a request for such evidence has been made.


                                   ARTICLE IV

                    Additional Advances; Expenses; Indemnity

         Section 4.01 Additional Advances and Disbursements. Debtor agrees that, if Debtor shall default in any of its Obligations to pay any amount or to perform any action, including its obligation under Section 3.03 to pay Impositions and under Section 3.06 to procure, maintain, and pay premiums on the insurance policies referred to therein, then Secured Party shall have the right, but not the obligation, in Debtor's name or in its own name, and without notice to Debtor, to advance all or any part of such amounts or to perform any or all such actions, and, for such purpose and to the extent permitted by applicable law, Debtor expressly grants to Secured Party, in addition and without prejudice to any other rights and remedies hereunder, the right to enter upon and take possession of the Collateral to such extent and as often as it may deem necessary or desirable to prevent or remedy any such default. No such advance or performance shall be deemed to have cured such default by Debtor or any Event of Default with respect thereto. All sums advanced, all Collection Expenses (as hereinafter defined), and all expenses incurred by Secured Party in connection with such advances or actions, and all other sums advanced or expenses incurred by Secured Party hereunder or under applicable law (whether required or optional and whether indemnified hereunder or not) shall be part of the Obligations, shall bear interest at the rate stated in the Note for payments from and after maturity (the "Default Rate"), and shall be secured by this Instrument. Secured Party, upon making any such advance, shall be subrogated to all of the rights of the person receiving such advance.

         Section 4.02      Other Expenses.

         (a) Debtor shall pay or, on demand, reimburse Secured Party for the payment of all appraisal fees, recording and filing fees, taxes, brokerage fees and commissions, abstract fees, title insurance premiums and fees, Uniform Commercial Code search fees, escrow fees, attorneys' fees and disbursements, and all other costs and expenses of every character incurred by Debtor or Secured Party in connection with the granting, administration, enforcement, and closing (including the preparation of the Loan Documents) of the transactions contemplated hereunder or under the other Loan Documents, or otherwise attributable or chargeable to Debtor as owner of the Collateral.

         (b) Debtor shall pay or, on demand, reimburse Secured Party for the payment of any costs or expenses (hereinafter referred to collectively as "Collection Expenses"), including third-party appraisal fees and expenses, environmental engineers' fees and expenses, the cost of environmental testing and preparation of environmental reports, architects' fees and expenses, engineers' fees and expenses, travel costs of Secured Party's employees, agents, and representatives, and reasonable attorneys' fees and expenses incurred or expended in connection with or incidental to (i) any default or Event of Default by Debtor hereunder or (ii) the exercise or enforcement by or on behalf of Secured Party of any of its rights or remedies or Debtor's obligations under this Instrument or under the other Loan Documents, including the enforcement, compromise, or settlement of this Instrument or the Obligations or the defense, assertion of the rights and claims of Secured Party hereunder in respect thereof, by litigation or otherwise.

         Section 4.03     Indemnity.

         (a) Debtor agrees to indemnify and hold harmless Secured Party from and against any and all losses, liabilities, suits, obligations, fines, damages, judgments, penalties, claims, charges, costs, and expenses (including attorneys' fees and disbursements) which may be imposed on, incurred or paid by or asserted against Secured Party by reason or on account of, or in connection with, (i) any default or Event of Default by Debtor hereunder or under the other Loan Documents; (ii) Secured Party's exercise of any of its rights and remedies, or the performance of any of its duties, hereunder or under the other Loan Documents to which Debtor is a party; (iii) the construction, reconstruction, or alteration of the Collateral or any part thereof; (iv) any negligence or willful misconduct of Debtor, any lessee of the Premises, or any of their respective agents, contractors, subcontractors, servants, employees, licensees, or invitees; (v) any accident, injury, death or damage to any person or property occurring in, on, or about the Premises or the Improvements, or any street, drive, sidewalk, curb, or passageway adjacent thereto; or (vi) any other transaction arising out of or in any way connected with the Collateral (or any part thereof) or the Loan Documents, except for the willful misconduct or gross negligence of the indemnified person. Notwithstanding the generality of the foregoing, Debtor shall indemnify and hold harmless Secured Party for reasonable attorneys fees and costs imposed on, incurred or paid by or asserted against Secured Party by reason or on account of, or in connection with the enforcement or preservation of Secured Party's rights hereunder, whether incurred before or during trial, on appeal, in arbitration or mediation or in bankruptcy proceedings, including without limitation any attorneys fees and costs incurred in connection with any bankruptcy proceeding initialed by Debtor or by Debtor's creditors. Any amount payable to Secured Party under this Section shall be deemed a demand obligation, shall be part of the Obligations, shall bear interest at the Default Rate, and shall be secured by this Instrument.

         (b) Debtor's obligations under this Section shall not be affected by the absence or unavailability of insurance covering the same or by the failure or refusal by any insurance carrier to perform any obligation on its part under any such policy of covering insurance. If any claim, action, or proceeding is made or brought against Secured Party which is subject to the indemnity set forth in this Section, Debtor shall resist or defend against the same, if necessary in the name of Secured Party, by attorneys for Debtor's insurance carrier (if the same is covered by insurance) or otherwise by attorneys approved by Secured Party. Notwithstanding the foregoing, Secured Party, in its discretion, may engage its own attorneys to resist or defend, or assist therein, and Debtor shall pay, or, on demand, shall reimburse Secured Party for the payment of, the fees and disbursements of said attorneys.

         Section 4.04 Interest After Default. Except as otherwise expressly provided in any Loan Document, if any payment due hereunder or under any other Loan Document is not paid in full when due, whether on any stated due date, any accelerated due date, or on demand or any other time specified under any of the provisions hereof or thereof, then the same shall bear interest hereunder at the Default Rate from the due date until paid, and such interest shall be added to and become a part of the Obligations and shall be secured hereby.


                                    ARTICLE V

                Sale, Transfer, or Encumbrance of the Collateral

         Section 5.01 Due-on-Sale or Encumbrance. In the event that Debtor, without the prior written consent of Secured Party (which consent may be withheld for any reason or for no reason including, but not limited to, the failure of the prospective transferee of the Collateral to reach an agreement in writing with Secured Party increasing the interest payable on the Obligations to such rate or changing any other terms of the Obligations as Secured Party shall request), shall sell, convey, assign, transfer, or otherwise dispose of or be divested of its title to, or, shall convey security title to or otherwise encumber or caused to be encumbered, the Collateral or any part thereof or any interest therein in any manner or way, whether voluntary or involuntary, or in the event of (a) any merger, consolidation, or dissolution involving, or the sale or transfer of all or substantially all of the assets of, Debtor or any general partner of Debtor; (b) the transfer (at one time or over any period of time) of 10% or more of the voting stock of (i) a corporate Debtor, (ii) any corporate general partner of Debtor, or (iii) any corporation which is the direct or indirect owner of 10% or more of the voting stock of Debtor or any general partner of Debtor; (c) the transfer of any general partnership interest in Debtor or in any partnership which is a direct or indirect general partner of Debtor; or (d) the conversion of any such general partnership interest to a limited partnership interest, then the entire balance of the Obligations, together with any prepayment premium due under the Note and any other sums secured hereby, shall, without notice and without any period of cure, become immediately due and payable at the option of Secured Party. This provision shall not apply to transfers of title or interest under any will or testament or applicable law of descent. This provision does not prohibit the transfer of any existing limited partnership interest in (i) Debtor, (ii) any partner of Debtor, or (iii) any partner of a partner of Debtor or transfers of general partnership interests so long as USF&G Realty Partners, Inc. and/or Legg Mason Realty Partners, Inc. (each a "General Partner") and/or a wholly-owned affiliate of either General Partner, alone or in concert, have discretion or control over the affairs and business affairs of the Debtor at least equivalent to the discretion and control held by the General Partners as of the date of this Instrument.

         The consent of Secured Party required hereunder may be refused by Secured Party in its sole discretion and for any reason (including without limitation the possibility of a violation of ERISA) or may be predicated upon any terms, conditions and covenants deemed advisable or necessary in the sole discretion of Secured Party, including but not limited to the right to change the interest rate, date of maturity or payments of principal and/or interest on the Note, to require payment of any amount as additional consideration as a transfer fee or otherwise and, if a transfer, to require assumption of the obligations under the Loan Documents.

         In the event (a) Debtor, without the prior written consent of Secured Party (which consent may be withheld for any reason and for no reason), shall mortgage, convey security title to, or otherwise encumber or cause to be encumbered, the Premises or Improvements or any part thereof or any interest therein in any manner or way, whether voluntary or involuntary, and (b) thereafter, Debtor or any partner of Debtor or any partner of a partner of the Debtor shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the U.S. Code, as amended (the "Bankruptcy Code"); (ii) be the subject of any order for relief issued under the Bankruptcy Code; (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors; (iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator; or (v) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, THEN DEBTOR HEREBY STIPULATES AND AGREES THAT THIS CONSTITUTES "CAUSE" UNDER SECTION 362(d) OF THE BANKRUPTCY CODE TO LIFT THE AUTOMATIC STAY, AND, SUBJECT TO COURT APPROVAL, SECURED PARTY SHALL THEREUPON BE ENTITLED AND DEBTOR IRREVOCABLY CONSENTS TO RELIEF FROM ANY AUTOMATIC STAY IMPOSED BY SECTION 362 OF THE BANKRUPTCY CODE, OR OTHERWISE, TO ALLOW THE SECURED PARTY TO EXERCISE ALL RIGHTS AND REMEDIES AVAILABLE TO SECURED PARTY INCLUDING, BUT NOT LIMITED TO, FORECLOSURE, AS PROVIDED IN THE LOAN DOCUMENTS AND AS OTHERWISE PROVIDED BY LAW, AND DEBTOR HEREBY IRREVOCABLY WAIVES ITS RIGHT TO OBJECT TO SUCH RELIEF.

         Section 5.02 Permitted Transfers Without Fee. Notwithstanding Section 5.01, the original Debtor, and any transferee of the original Debtor permitted below, may engage in the transactions described below after at least fifteen
(15) days' prior written notice to Secured Party, provided that all of the following conditions are met: (i) there is no default under the Loan Documents (or event which with the passage of time or the giving of notice or both would be a default); (ii) the proposed transferee complies with and delivers the ERISA certification and indemnification agreement described herein (or, if the statements required by the certification are not true with respect to the proposed transferee, Secured Party shall have received such evidence as it may require in its sole discretion to determine that the proposed transfer is not and would not render the Loan a prohibited transaction under ERISA); (iii) if all of the Collateral is transferred, the proposed transferee shall have signed an assumption agreement acceptable to Secured Party with respect to the Loan Documents; (iv) the proposed transferee shall have provided such information about the proposed transferee as requested by Secured Party, and Secured Party shall have approved the proposed transferee, including, but not limited to, a review of the proposed transferee's creditworthiness, good character and reputation, and demonstrated ability and experience (by itself or through its manager) in the ownership, operation, and leasing of property similar to the Collateral; and (v) payment by Debtor or the proposed transferee of (1) all costs and expenses incurred by Secured Party for the processing of said transfer including a processing fee, (2) any documentary stamp taxes, intangibles taxes, recording fees, and other costs and expenses required in connection with the assumption agreement and any modification of the Loan Documents, and (3) all other costs and expenses (including attorneys' fees and expenses for Secured Party's outside counsel) of the preparation of the assumption agreement and any modification of the Loan Documents. Provided all of the foregoing conditions are fulfilled with respect to each such transfer, Debtor may engage in the following transaction:

           General partnership interests in Debtor may be transferred so long as USF&G Realty Partners, Inc. and/or Legg Mason Realty Partners, Inc. and/or a wholly-owned affiliate of either remain the only controlling general partners of Debtor.


                                   ARTICLE VI

                              Defaults and Remedies

         Section 6.01 Events of Default. The term "Event of Default," as used in this Instrument, shall mean the occurrence of any of the following events:

         (a) if Debtor shall fail to pay when the same shall become due and payable any sum required to be paid under the Note, hereunder or under any other Loan Document, whether of principal, interest, premium, fees, or otherwise; provided, however, that Debtor shall have five (5) days after written notice of such default from Secured Party to cure such default; and provided further, that if Secured Party shall give one (1) notice of default within any twelve (12) month period, Debtor shall have no further right to any notice of monetary default; or

         (b) except as provided in subsections (a), (d), (e), (f), (g), (h),
(l), and (n) hereof, if default shall be made in the performance or observance of any other provision contained in the Loan Documents, beyond the applicable grace period therefor or, if no such grace period is applicable, if the default has not been remedied within thirty (30) days after written notice thereof shall have been given to Debtor; provided, however, that if the default is, in Secured Party's reasonable judgment, of such a nature that it cannot reasonably be cured within said thirty (30) day period, Debtor shall have such additional time for cure as Secured Party may, in its reasonable discretion, approve in writing after receipt by Secured Party within said thirty (30) day period of a written request by Debtor therefor; or

         (c) if any representation made herein or in any other Loan Document (including any mortgage loan application or any certificate delivered in connection with any of the foregoing), or otherwise made by or on behalf of Debtor in connection with the transactions contemplated under the Loan Documents, shall be false or misleading in any material respect as of the date on which such representation was made or deemed to be remade; or

         (d) the Collateral (or any part thereof), or any legal, beneficial, or equitable interest therein, shall be sold, transferred, or encumbered in breach of Article V hereof; or

         (e) if any other event occurs which, under the terms of the Loan Documents, would permit Secured Party after the expiration of any applicable notice and cure period to accelerate the Obligations; or

         (f) if Debtor shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of its creditors, or shall not be able to pay its debts as such debts become due, or shall admit in writing its inability to pay its debts as they become due; or

         (g) if any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding, or any other proceedings for the relief of debtors, is instituted by or against Debtor, and, if instituted against Debtor, is allowed or consented to or is not dismissed within sixty (60) days after such institution; or

         (h) if any of the events referred to in subsections (f) and (g) of this Section shall occur with respect to any general partner of Debtor or any guarantor of payment of any part of the Obligations or of any portion of Debtor's obligations under the Loan Documents; or

         (i) if Debtor abandons the Premises or the Improvements; or

         (j) if the Collateral shall be taken, attached, or sequestered on execution or other process of law in any action against Debtor; or

         (k) if there shall have occurred any default, event of default, or non-performance under the terms of any of the Leases by Debtor, which default, event of default, or non-performance shall not have been cured within any applicable grace period therefor under the applicable Lease; or

         (l) if Debtor shall fail at any time to obtain, provide, maintain, keep in force, or deliver to Secured Party the insurance policies required by Section
3.06 hereof, and such failure shall continue for five (5) days after written notice; or

         (m) if any claim of priority (except a claim based upon a Permitted Encumbrance) to this Instrument or any other document or instrument securing the Obligations by title, lien, or otherwise shall be upheld by any court of competent jurisdiction or shall be consented to by Debtor; or

         (n) (i) the consummation by Debtor of a transaction which would cause the loan evidenced by the Note, this Instrument, or any exercise of Secured Party's rights under the Loan Documents, to constitute a non-exempt prohibited transaction under ERISA or a violation of a state statute regulating governmental plans, subjecting Secured Party to liability for violation of ERISA or such state statute; (ii) the failure of any representation or warranty made by Debtor under Section 3.11 of this Instrument to be true and correct in all respects; or (iii) the failure of Debtor to provide Secured Party with the written certifications and evidence required by Section 3.11 of this Instrument.

         Section 6.02 Remedies. Upon the occurrence of any one or more Events of Default, Secured Party may (but shall not be obligated to), in addition to any rights or remedies available to it hereunder or under the other Loan Documents, take such action personally or by its agents or attorneys, with or without entry and without notice, demand, presentment, or protest (each and all of which are hereby waived), as it deems necessary or advisable to protect and enforce Secured Party's rights and remedies against Debtor and in and to the Collateral, including the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Secured Party may determine, in its sole discretion, without impairing or otherwise affecting its rights or remedies:

         (a) declare the entire balance of the Obligations (including the entire principal balance thereof, all accrued and unpaid interest, and any premium and late charges thereon, and all other such sums secured hereby) to be immediately due and payable, and upon any such declaration the entire unpaid balance of the Obligations shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Debtor, anything in the Loan Documents to the contrary notwithstanding; or

         (b) institute a proceeding or proceedings, judicial or otherwise, for the complete foreclosure of this Instrument under any applicable provision of law; or

         (c) institute a proceeding or proceedings for the partial foreclosure of this Instrument under any applicable provision of law for the portion of the Obligations then due and payable, subject to the lien and security interest created by this Instrument continuing unimpaired and without loss of priority so as to secure the balance of the Obligations not then due and payable; or

         (d) institute, at its option, a proceeding or proceedings for the foreclosure, whether complete or partial, of this Instrument subject to the rights of any lessees of the Premises, and the failure of Secured Party to make any such lessees parties to any such foreclosure proceedings and to foreclose their rights shall not be, nor be asserted to by Debtor, a defense at any proceedings instituted by Secured Party to collect the Obligations; or

         (e) to the extent permitted under applicable law, elect to treat the fixtures included in the Collateral either as real property or as personal property, or both, and proceed to exercise such rights as apply thereto; or

         (f) institute an action, suit, or proceeding in equity for the specific performance of any of the provisions contained in the Loan Documents; or

         (g) apply for the appointment of a receiver, custodian, trustee, liquidator, or conservator of the Collateral, to be vested with the fullest powers permitted under applicable law, as a matter of right and without regard to or the necessity to disprove the adequacy of the security for the Obligations or the solvency of Debtor or any other person liable for the payment of the Obligations, and Debtor and each other person so liable waives or shall be deemed to have waived such necessity, and consents or shall be deemed to have consented to such appointment; or

         (h) subject to the provisions and restrictions of any applicable law, enter upon the Premises and the Improvements, and exclude Debtor and its agents and servants wholly therefrom, without liability for trespass, damages, or otherwise, and take possession of all books, records, and accounts relating thereto and all other Collateral, and Debtor agrees to surrender possession of the Collateral and of such books, records, and accounts to Secured Party on demand after the happening of any Event of Default; and having and holding the same may use, operate, manage, preserve, control, and otherwise deal therewith and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers, without interference from Debtor; and upon each such entry and from time to time thereafter may, at the expense of Debtor and the Collateral, without interference by Debtor and as Secured Party may deem advisable, (i) either by purchase, repair, or construction, maintain and restore the Collateral; (ii) insure or reinsure the same; (iii) make all necessary or proper repairs, renewals, replacements, alterations, additions, betterments, and improvements thereto and thereon; (iv) complete the construction of the Improvements and, in the course of such completion, may make such changes in the contemplated or completed Improvements as it may deem advisable; and (v) in every such case in connection with the foregoing have the right to exercise all rights and powers of Secured Party with respect to the Collateral, either in Debtor's name or otherwise, including the right to make, terminate, cancel, enforce, or modify Leases, obtain and evict tenants and subtenants on such terms as Secured Party shall deem advisable, and to take any actions described in subsection (j) of this Section; or

         (i) subject to the provisions and restrictions of any applicable law, may, with or without the entrance upon the Premises, collect, receive, sue for, and recover in its own name all Rents and cash collateral derived from the Premises, and after deducting therefrom all costs, expenses, and liabilities of every character incurred by Secured Party in collecting the same and in using, operating, managing, preserving, and controlling the Premises, and otherwise in exercising Secured Party's rights under subsection (g) of this Section, including all amounts necessary to pay Impositions, insurance premiums, and other charges in connection with the Premises, as well as compensation for the services of Secured Party and its attorneys, agents, and employees, apply the remainder as provided in Section 6.05; or

         (j) release any portion of the Collateral for such consideration as Secured Party may require without, as to the remainder of the Collateral, in any way impairing or affecting the lien or priority of this Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the Obligations shall have been reduced by the actual monetary consideration, if any, received by Secured Party for such release, and may accept by assignment, pledge, or otherwise any other property in place thereof as Secured Party may require without being accountable for so doing to any other lienholder; or

         (k) may take all actions permitted under the Uniform Commercial Code of the jurisdiction in which the Collateral is located; or

         (l) may take any other action, or pursue any other right or remedy, as Secured Party may have under applicable law, and Debtor does hereby agree that Secured Party may so act.

         In the event that Secured Party shall exercise any of the rights or remedies set forth in subsections (h) and (i) of this Section, Secured Party shall not be deemed to have entered upon or taken possession of the Collateral except upon the exercise of its option to do so, evidenced by its demand and overt act for such purpose, nor shall it be deemed a beneficiary or mortgagee in possession by reason of such entry or taking possession. Secured Party shall not be liable to account for any action taken pursuant to any such exercise other than for rents actually received by such party, nor liable for any loss sustained by Debtor resulting from any failure to let the Premises, or from any other act or omission of Secured Party except to the extent such loss is caused by the willful misconduct or bad faith of such party. Debtor hereby consents to, ratifies, and confirms the exercise by Secured Party of said rights and remedies, and appoints Secured Party as its attorney-in-fact, which appointment shall be deemed to be coupled with an interest and irrevocable, for such purposes.

         Section 6.03 Expenses. In any proceeding, judicial or otherwise, to foreclose this Instrument or enforce any other remedy of Secured Party under the Loan Documents, there shall be allowed and included as an addition to and a part of the Obligations in the decree for sale or other judgment or decree all Collection Expenses and all other expenditures and expenses, including reasonable attorneys' fees, which may be paid or incurred in connection with the exercise by Secured Party of any of its rights and remedies provided or referred to in Section 6.02, or any comparable provision of any other Loan Document, together with interest thereon at the rate specified in the Note, and the same shall be part of the Obligations and shall be secured by this Instrument.

         Section 6.04 Rights Pertaining to Sales. Subject to the provisions or other requirements of law, the following provisions shall apply to any sale or sales of the Collateral under or by virtue of this Article VI, whether made by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale:

         (a) Secured Party may conduct any number of sales from time to time of all or portions of the Collateral and as an entirety or in separate tracts or units (regardless of the manner in which the Collateral is classified), and Debtor hereby waives any right which it may have to require the Collateral (or any part thereof) to be sold as separate tracts or units in the event of foreclosure or sale.

         (b) Any sale may be postponed or adjourned by public announcement at the time and place appointed for such sale or for such postponed or adjourned sale without further notice.

         (c) After each sale, Secured Party, or an officer of any court empowered to do so, shall execute and deliver to the purchaser or purchasers at such sale a good and sufficient instrument or instruments granting, conveying, assigning, and transferring all right, title, and interest of Debtor (including all rights of redemption) in and to the property and rights sold (but without any covenant or warranty, express or implied), and shall receive the proceeds of said sale or sales and apply the same as herein provided. Secured Party is hereby appointed the true and lawful attorney-in-fact of Debtor, which appointment is irrevocable and shall be deemed to be coupled with an interest, in Debtor's name and stead, to make all necessary conveyances, assignments, transfers, and deliveries of the property and rights so sold, and for that purpose Secured Party may execute all necessary instruments of conveyance, assignment, transfer, and delivery, and may substitute one or more persons with like power, Debtor hereby ratifying and confirming all that said attorney or such substitute or substitutes shall lawfully do by virtue thereof. Nevertheless, Debtor, if requested by Secured Party, shall ratify and confirm any such sale or sales by executing and delivering to Secured Party or such purchaser or purchasers all such instruments as may be advisable, in Secured Party's judgment, for the purposes as may be designated in such request.

         (d) Any and all statements of fact or other recitals made in any of the instruments referred to in subsection (c) of this Section given by Secured Party as to nonpayment of the Obligations, or as to the occurrence of any Event of Default, or as to Secured Party having declared all or any of the Obligations to be due and payable, or as to the request to sell, or as to notice of time, place, and terms of sale and of the property or rights to be sold having been duly given, or as to the refusal, failure, or inability to act of Secured Party, or as to the appointment of any substitute or successor Secured Party, or as to any other act or thing having been duly done by Debtor, Secured Party, or by such substitute or successor Secured Party, shall be taken as conclusive and binding against all persons as to evidence of the truth of the facts so stated and recited. Secured Party may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale so held, including the posting of notices and the conduct of sale, but in the name and on behalf of Secured Party.

         (e) The receipt of Secured Party for the purchase money paid at any such sale, or the receipt of any other person authorized to receive the same, shall be sufficient discharge therefor to any purchaser of any property or rights sold as aforesaid, and no such purchaser, or its representatives, grantees, or assigns, after paying such purchase price and receiving such receipt, shall be bound to see to the application of such purchase price, or any part thereof, upon or for any trust or purpose of this Instrument or, in any manner whatsoever, be answerable for any loss, misapplication, or non-application of any such purchase money, or part thereof, or be bound to inquire as to the authorization, necessity, expediency, or regularity of any such sale.

         (f) Any such sale or sales shall operate to divest all of the estate, right, title, interest, claim, and demand whatsoever, whether at law or in equity, of Debtor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Debtor, and any and all persons claiming or who may claim the same, or any part thereof or any interest therein, by, through or under Debtor to the fullest extent permitted by applicable law.

         (g) Upon any such sale or sales, Secured Party may bid for and acquire the Collateral and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting against the Obligations the amount of the bid made therefor, after deducting therefrom the expenses of the sale (including reasonable attorneys' fees), the cost of any enforcement proceeding hereunder, and any other sums which Secured Party is authorized to deduct under the terms hereof, to the extent necessary to satisfy such bid.

         (h) In the event that Debtor, or any person claiming by, through, or under Debtor, shall transfer or refuse or fail to surrender possession of the Collateral after any sale thereof, then Debtor or such person shall be deemed a tenant at sufferance of the purchaser at such sale, subject to eviction by means of forcible entry and detainer proceedings, or subject to any other right or remedy available hereunder or under applicable law.

         (i) Upon any such sale, it shall not be necessary for Secured Party or any public officer acting under execution or order of court to have present at the sale or constructively in its possession any of the Collateral.

         (j) In the event a foreclosure hereunder shall be commenced by Secured Party, Secured Party may, at any time before the sale of the Collateral, abandon the sale and may institute suit for the collection of the Obligations and for the foreclosure of this Instrument, or in the event that Secured Party should institute a suit for collection of the Obligations and for the foreclosure of this Instrument, Secured Party may, at any time before the entry of final judgment in said suit, dismiss the same and sell the Collateral in accordance with the provisions of this Instrument.

         Section 6.05 Application of Proceeds. The purchase money, proceeds, or avails of any sale referred to in Section 6.04, together with any other sums which may be held by Secured Party hereunder, whether under the provisions of this Article VI or otherwise, shall, except as herein expressly provided to the contrary, be applied in the order determined by Secured Party, to the following items:

         First: To the payment of all Collection Expenses and all the costs and expenses of any such sale, including compensation to Secured Party, its agents and counsel, and of any judicial proceeding wherein the same may be made, and of all expenses, liabilities, and advances made or incurred by Secured Party hereunder (including reasonable attorneys' fees), together with interest thereon as provided in the Note, and all taxes, assessments, and other charges, except any taxes, assessments, or other charges subject to which the Collateral shall have been sold.

         Second: To the payment in full of the Obligations (including principal, interest, premium, and fees) in such order as Secured Party may elect.

         Third: To the payment of any other sums secured hereunder or required to be paid by Debtor pursuant to any provision of the Loan Documents.

         Fourth: To the extent permitted by applicable law, to be set aside by Secured Party as adequate security in its judgment for the payment of sums which would have been paid by application under clauses First through Third above to Secured Party, arising out of an obligation or liability with respect to which Debtor has agreed to indemnify Secured Party, but which sums are not yet due and payable or liquidated.

         Fifth: To the payment of the surplus, if any, to whomsoever may be lawfully entitled to receive the same.

         Section 6.06     Additional Provisions as to Remedies.

         (a) No right or remedy herein conferred upon or reserved to Secured Party is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and continuing, shall be in addition to every other right or remedy given hereunder, or under the other Loan Documents or now or hereafter existing at law or in equity, and may be exercised from time to time and as often as may be deemed expedient by Secured Party.

         (b) No delay or omission by Secured Party to exercise any right or remedy hereunder upon any default or Event of Default shall impair such exercise, or be construed to be a waiver of any such default or Event of Default, or an acquiescence therein.

         (c) The failure, refusal, or waiver by Secured Party of its right to assert any right or remedy hereunder upon any default or Event of Default or other occurrence shall not be construed as waiving such right or remedy upon any other or subsequent default or Event of Default or other occurrence.

         (d) Secured Party shall not have any obligation to pursue any rights or remedies it may have under any other agreement prior to pursuing its rights or remedies hereunder or under the other Loan Documents.

         (e) No recovery of any judgment by Secured Party and no levy of an execution upon the Collateral (or any part thereof) or any other property of Debtor shall affect, in any manner or to any extent, the lien and security interest created by this Instrument upon and in the Collateral, or any liens, security interests, rights, powers, or remedies of Secured Party hereunder, and such liens, rights, powers, and remedies shall continue unimpaired as before.

         (f) Secured Party may resort to any security given by this Instrument or any other security now given or hereafter existing to secure the Obligations, in whole or in part, in such portions and in such order as Secured Party may deem advisable, and no such action shall be construed as a waiver of any of the liens, rights, or benefits granted hereunder.

         (g) Acceptance of any payment after the occurrence of any default or Event of Default shall not be deemed a waiver or a cure of such default or Event of Default, and acceptance of any payment less than any amount then due shall be deemed an acceptance on account only.

         (h) In the event that Secured Party shall have proceeded to enforce any right or remedy hereunder by foreclosure, sale, entry, or otherwise, and such proceeding shall be discontinued, abandoned, or determined adversely for any reason, then Debtor and Secured Party shall be restored to their former positions and rights hereunder with respect to the Collateral, subject to the lien and security interest hereof.

         Section 6.07 Waiver of Rights and Defenses. To the full extent Debtor may do so, Debtor agrees with Secured Party as follows:

         (a) Debtor will not at any time insist on, plead, claim, or take the benefit or advantage of any statute or rule of law now or hereafter in force providing for any appraisement, valuation, stay, extension, moratorium, or redemption, or of any statute of limitations, and Debtor, for itself and its heirs, devisees, representatives, successors, and assigns, and for any and all persons ever claiming an interest in the Collateral (other than Secured Party), hereby, to the extent permitted by applicable law, waives and releases all rights of redemption, valuation, appraisement, notice of intention to mature or declare due the whole of the Obligations, and all rights to a marshaling of the assets of Debtor, including the Collateral, or to a sale in inverse order of alienation, in the event of foreclosure of the liens and security interests created hereunder.

         (b) Debtor shall not be relieved of its obligation to pay the Obligations at the time and in the manner provided herein and in the other Loan Documents, nor shall the lien or priority of this Instrument or any other Loan Documents be impaired by any of the following actions, non-actions, or indulgences by Secured Party:

             (i) any failure or refusal by Secured Party to comply with any request by Debtor (X) to consent to any action by Debtor or (Y) to take any action to foreclose this Instrument or otherwise enforce any of the provisions hereof or of the other Loan Documents;

             (ii) any release, regardless of consideration, of the whole or any part of the Collateral or any other security for the Obligations, or any person liable for payment of the Obligations;

             (iii) any waiver by Secured Party of compliance by Debtor with any provision of this Instrument or the other Loan Documents, or consent by Secured Party to the performance by Debtor of any action which would otherwise be prohibited thereunder or to the failure by Debtor to take any action which would otherwise be required hereunder or thereunder; and

             (iv) any agreement or stipulation between Secured Party and Debtor, or, with or without Debtor's consent, between Secured Party and any subsequent owner or owners of the Collateral (or any part thereof), or any other security for the Obligations, renewing, extending, or modifying the time of payment or the terms of this Instrument or any of the other Loan Documents (including a modification of any interest rate), and in any such event Debtor shall continue to be obligated to pay the Obligations at the time and in the manner provided herein and in the other Loan Documents, as so renewed, extended, or modified, unless expressly released and discharged by Secured Party.

         (c) Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, security interest, encumbrance, right, title, or interest in or to the Collateral (or any part thereof), Secured Party may release any person at any time liable for the payment of the Obligations or any portion thereof or any part of the security held for the Obligations, and may extend the time of payment or otherwise modify the terms of this Instrument or of any of the Loan Documents, including a modification of the interest rate payable on the principal balance of the Note, without in any manner impairing or affecting this Instrument or the lien and security interest thereof or the priority of this Instrument, as so extended and modified, as security for the Obligations over any such subordinate lien, security interest, encumbrance, right, title, or interest.

                                   ARTICLE VII

                          Satisfaction and Cancellation

         Section 7.01 Satisfaction and Cancellation. If the Obligations shall be paid as the same become due and payable, then and in that event only all rights hereunder (except for the rights and obligations set forth in Sections 3.11, 3.12 and 4.03 hereof) shall terminate and the Collateral shall become wholly released and cleared of the liens, security interests, conveyances, and assignments evidenced hereby, upon receipt by Secured Party of evidence satisfactory to it that the foregoing conditions have been satisfied, at Debtor's sole cost and expense. In such event Secured Party shall, at the request of Debtor, promptly deliver to Debtor, in recordable form, all such documents as shall be necessary to cause this Instrument to be satisfied and canceled of record and to release the Collateral from the liens, security interests, conveyances, and assignments created or evidenced hereby.


                                  ARTICLE VIII

                        Limitation on Personal Liability

         Section 8.01 Limited Recourse Liability. Except to the extent set forth in this Section 8.01 and Section 8.02 of this Instrument, neither the Debtor nor any general partner(s) of Debtor (singularly or collectively, the "Exculpated Parties") shall have any personal liability for any of the sums due under the Note, the Obligations, or any obligations set forth in the Loan Documents (collectively, the "Loan"). Notwithstanding the preceding sentence, Secured Party may bring a foreclosure action or other appropriate action to enforce the Loan Documents or realize upon and protect the Collateral (including, without limitation, naming the Exculpated Parties in the actions) and in addition THE EXCULPATED PARTIES SHALL HAVE PERSONAL LIABILITY FOR:

         (a) any indemnity, guaranty, master lease or similar instrument furnished in connection with the Loan (including, without limitation, the provisions of Section 3.11 and Section 3.12 of this Instrument);

         (b) any assessments and taxes (accrued and/or payable) with respect to the Collateral;

         (c) any security deposits of tenants (i) not turned over to Secured Party upon foreclosure, sale (pursuant to power of sale), or conveyance in lieu thereof, or (ii) not turned over to a receiver or trustee for the Collateral after his/her appointment;

         (d) any insurance proceeds or condemnation awards neither turned over to Secured Party nor used in compliance with Section 3.07 of this Instrument;

         (e) waste of the Collateral;

         (f) any rents or other income from the Collateral received by any of the Exculpated Parties after a default under the Loan Documents and not otherwise applied to the indebtedness evidenced by the Note or to the current (not deferred) operating expenses of the Collateral; PROVIDED, HOWEVER, THAT THE EXCULPATED PARTIES SHALL HAVE PERSONAL LIABILITY for amounts paid as expenses to a person or entity related to or affiliated with any of the Exculpated Parties unless the payments are expressly permitted in the Loan Documents;

         (g) Debtor's failure to maintain any letter of credit required under the Loan Documents or otherwise in connection with the Loan; or

         (h) all legal fees, including the allocated costs of Secured Party's staff attorneys, and other expenses incurred by Secured Party in enforcing the Loan Documents if Debtor contests, delays, or otherwise hinders or opposes (including, without limitation, the filing of a bankruptcy) any of Secured Party's enforcement actions.

         Section 8.02 Full Recourse Liability. Notwithstanding the provisions of Section 8.01 of this Instrument, the EXCULPATED PARTIES SHALL HAVE PERSONAL LIABILITY for all sums due under the Note, the Obligations, and all obligations set forth in the Loan Documents if:

         (a) there shall be any breach or violation of Article V of this Instrument; or

         (b) there shall be any fraud or material misrepresentation by any of the Exculpated Parties in connection with the Collateral, the Loan Documents, the Loan Application, or any other aspect of the Loan; or

         (c) the Collateral or any part thereof shall become an asset in (i) a voluntary bankruptcy or insolvency proceeding or (ii) an involuntary bankruptcy or insolvency proceeding which (A) results in the entry of an order for relief against Debtor or the Collateral which is not fully stayed within seven (7) business days after the entry thereof, or (B) is not dismissed within ninety
(90) days of filing; provided, however, that this Section 8.02(c) shall not apply if an involuntary bankruptcy is filed by Secured Party.

                                   ARTICLE IX

                              Additional Provisions

         Section 9.01 Usury Savings Clause. All agreements in this Instrument and in the other Loan Documents are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement or acceleration of maturity of the Obligations, or otherwise, shall the amount paid or agreed to be paid hereunder for the use, forbearance, or detention of money exceed the highest lawful rate permitted under applicable usury laws. If, from any circumstance whatsoever, fulfillment of any provision of the Loan Documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity and if, from any circumstance whatsoever, Secured Party shall ever receive as interest an amount which would exceed the highest lawful rate, the receipt of such excess shall be deemed a mistake and shall be canceled automatically, or, if theretofore paid, such excess shall be credited against the principal amount of the Obligations to which the same may lawfully be credited, and any portion of such excess not capable of being so credited shall be rebated to Debtor.

         Section 9.02 Severability. If all or any portion of any provision of this Instrument or the other Loan Documents shall be held to be invalid, illegal, or unenforceable in any respect, then such invalidity, illegality, or unenforceability shall not affect any other provision hereof or thereof, and such provision shall be limited and construed in such jurisdiction as if such invalid, illegal, or unenforceable provision, or portion thereof, were not contained herein or therein.

         Section 9.03 Notices. Any notice, demand, consent, approval, direction, agreement, or communication (any "Notice") required or permitted hereunder or under the other Loan Documents shall be in writing and shall be validly given if sent by a nationally-recognized courier that obtains receipts, delivered personally by a reputable courier that obtains receipts, or mailed by United States mail, certified mail, return receipt requested, postage prepaid, addressed as follows to the person entitled to receive the same:

         (a)      If to Debtor:

                  USF&G/LEGG MASON REALTY PARTNERS LIMITED PARTNERSHIP c/o USF&G, 6225 Smith Avenue
                  Baltimore, Maryland  21209
                  Attention: Gerald Trainer

                  With a copy to:

                  USF&G/LEGG MASON REALITY PARTNERS LIMITED PARTNERSHIP c/o USF&G, 6225 Smith Avenue
                  Baltimore, Maryland 21209
                  Attention: Nick E. McCoy, Esq.

                  With a copy to:

                  Jeffrey A. Abrams, Esq.
                  Dann Pecar Newman & Kleiman
                  2300 One America Square
                  Indianapolis, Indiana  46204

         (b)      If to Secured Party:

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA Prudential Capital Group One Ravinia Drive, Suite 1400
                  Atlanta, Georgia 30346
                  Attention:   Mortgage Loan Customer Service
                  Reference Loan No. 6 102 045

                  With a copy to:

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA Prudential Capital Group One Ravinia Drive, Suite 1400
                  Atlanta, Georgia 30346
                  Attention:  Regional Counsel
                  Reference Loan No. 6 102 045

         Any notices, demands, or requests (a "notice") required to be made under this Instrument shall comply with the requirements of this Section. Each notice shall be in writing and sent (a) by depositing it with the United States postal service, or any official successor thereto, certified or registered mail, return receipt requested, with adequate postage prepaid; (b) by depositing it with a reputable overnight courier service from whom a receipt is available; or
(c) by personal delivery, provided a signed receipt is obtained. Each notice shall be effective upon being so deposited in the case of (a) and (b) above or upon delivery in the case of item (c) above, but the time period in which a response to any notice must be given or any action taken with respect thereto shall commence to run from the date of receipt of the notice by the addressee thereof, as evidenced by the return receipt. Rejection or other refusal by the addressee to accept or receipt the delivery, or the inability to deliver because of a changed address of which no notice was given, shall be deemed to be the receipt of the notice sent. Any party shall have the right from time to time to change the address or individual's attention to which notices to it shall be sent and to specify up to two (2) additional addresses to which copies of the notices to it shall be sent by giving the other party hereto at least ten (10) days' prior notice thereof.

         Section 9.04 Right to Deal. In the event that ownership of the Collateral (or any part thereof) becomes vested in a person other than Debtor, Secured Party may, without notice to Debtor, deal with such successor or successors in interest with reference to this Instrument or the Obligations in the same manner as with Debtor, without in any way vitiating or discharging Debtor's liability hereunder or for the payment of the Obligations or being deemed a consent to such vesting.

         Section 9.05     No Merger.

         (a) If both the lessor's and the lessee's interest under any Lease shall at any time become vested in any one person, this Instrument and the lien and security interest created hereby shall not be destroyed or terminated by the application of the doctrine of merger, and, in such event, Secured Party shall continue to have and enjoy all of the rights and privileges of Secured Party hereunder as to each separate estate.

         (b) Upon foreclosure of the lien created hereby on the Collateral (or any part thereof), as herein provided, any Leases then existing shall not be destroyed or terminated by application of the doctrine of merger or as a matter of law or as a result of such foreclosure unless Secured Party or any purchaser at the foreclosure sale shall so elect by notice to the lessee in question.

         Section 9.06 Applicable Law. This Instrument shall be governed by and construed in accordance with the law of the State of Florida.

         Section 9.07 Appointment of Secured Party. Debtor hereby appoints Secured Party as its attorney-in-fact, which appointment is irrevocable and shall be deemed to be coupled with an interest, with respect to the execution, acknowledgment, delivery, and filing or recording for and in the name of Debtor of any of the documents or instruments referred to in Sections 3.04 and 3.19.

         Section 9.08 Sole Discretion of Secured Party. Except as otherwise expressly provided herein, whenever Secured Party's judgment, consent, or approval is required hereunder for any matter, or Secured Party shall have an option or election hereunder, such judgment, the decision as to whether or not to consent to or approve the same, or the exercise of such option or election shall be in the sole discretion of Secured Party.

         Section 9.09 Provisions as to Covenants and Agreements. All of Debtor's covenants and agreements hereunder shall run with the land, and time is of the essence with respect thereto.

         Section 9.10 Matters to be in Writing. This Instrument cannot be altered, amended, modified, terminated, or discharged except in a writing signed by the party against whom enforcement of such alteration, amendment, modification, termination, or discharge is sought. No waiver, release, or other forbearance by Secured Party will be effective against Secured Party unless it is in a writing signed by Secured Party, and then only to the extent expressly stated.

         Section 9.11 Submission to Jurisdiction. Without limiting the right of Secured Party to bring any action or proceeding against the undersigned or its property arising out of or relating to the Obligations (an "Action") in the courts of other jurisdictions, Debtor hereby irrevocably submits to the jurisdiction of any Florida state court or federal court sitting in the State of Florida, and Debtor hereby irrevocably agrees that any Action may be heard and determined in such Florida state court or in such federal court. Debtor hereby irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of any Action in such jurisdiction. Debtor hereby irrevocably agrees that the summons and complaint or any other process in any Action in any jurisdiction may be served by mailing to any of the addresses set forth herein or by hand-delivery to a person of suitable age and discretion at any such address. Such service will be complete on the date such process is so mailed or delivered, and Debtor will have thirty
(30) days from such completion of service in which to respond in the manner provided by law. Debtor may also be served in any other manner permitted by law, in which event Debtor's time to respond shall be as provided by law.

         Section 9.12 Construction of Provisions. The following rules of construction shall be applicable for all purposes of this Instrument, and all documents or instruments supplemental hereto, unless the context otherwise requires:

         (a) All references herein to numbered Articles or Sections or to lettered Exhibits are references to the Articles and Sections hereof and the Exhibits annexed to this Instrument, unless expressly otherwise designated in context.

         (b) The terms "include," "including," and similar terms shall be construed as if followed by the phrase "without being limited to."

         (c) The term "Collateral" and the term "Premises" shall be construed as if followed by the phrase "or any part thereof."

         (d) The term "Obligations" shall be construed as if followed by the phrase "or any other sums secured hereby, or any part thereof."

         (e) Words of masculine, feminine, or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural number, and vice versa.

         (f) The term "person" shall include natural persons, firms, partnerships, corporations, and any other public and private legal entities.

         (g) The term "provisions," when used with respect hereto or to any other document or instrument, shall be construed as if preceded by the phrase "terms, covenants, agreements, requirements, conditions, and/or."

         (h) All Article, Section, and Exhibit captions herein are used for convenience and reference only and in no way define, limit, or describe the scope or intent of, or in any way affect, this Instrument.

         (i) No inference in favor of or against any party shall be drawn from the fact that such party has drafted any portion thereof.

         (j) The cover page of and all recitals set forth in, and all Exhibits to, this Instrument are hereby incorporated in this Instrument.

         (k) All obligations of Debtor hereunder shall be performed and satisfied by or on behalf of Debtor at Debtor's sole cost and expense.

         (1) The term "lease" shall mean "tenancy, subtenancy, lease, sublease, or rental agreement," the term "lessor" shall mean "landlord, sublandlord, lessor, and sublessor," and the term "lessee" shall mean "tenant, subtenant, lessee, and sublessee."

         Section 9.13 Successors and Assigns. The provisions hereof shall be binding upon Debtor, and the heirs, devisees, representatives, successors, and assigns of Debtor, including successors in interest of Debtor in and to all or any part of the Collateral, and shall inure to the benefit of Secured Party and its heirs, successors, substitutes, and assigns. All references in this Instrument to Debtor or Secured Party shall be construed as including all of such other persons with respect to the person referred to. Where two or more persons have executed this Instrument, the obligations of such persons shall be joint and several, except to the extent the context clearly indicates otherwise. Secured Party shall have the right in its sole discretion at any time during the term of this Instrument (a) to sell, assign, syndicate, or otherwise transfer and/or dispose of all or any portion of its interest in the Note and the Obligations and (b) to submit to Secured Party's assignees the financial data and all other information being furnished by Debtor to Secured Party under the terms of this Instrument.

         Section 9.14 Counterparts. This Instrument may be executed in any number of counterparts, with the same effect as if all parties hereto had executed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

         WAIVER OF TRIAL BY JURY. DEBTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY EITHER PARTY, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THIS INSTRUMENT, THE LOAN DOCUMENTS, OR ANY ACTS OR OMISSIONS OF SECURED PARTY IN CONNECTION THEREWITH.

         IN WITNESS WHEREOF, the undersigned have executed and sealed this Instrument the day first set forth above.


                                        BORROWER:

WITNESSES:                              USF&G/LEGG MASON REALTY PARTNERS
                                        LIMITED PARTNERSHIP, a Maryland
                                        limited partnership
_____________________________
Signature                               By:  USF&G Realty Partners, Inc., a
Print Name:__________________                Maryland corporation, General
                                             Partner

                                             By:_____________________________
_____________________________                       Name:____________________
Signature                                           Title:___________________
Print Name:__________________
                                             Attest:_________________________
                                                    Name:____________________
                                                    Title:___________________

                                                          [CORPORATE SEAL]

STATE OF _______________

COUNTY OF _____________

         The foregoing instrument was acknowledged before me, this __________________, by ________________, as ___________ of __________________,
a___________ ___________. He is personally known to me or has produced driver's license no. ________ issued by the State of ________ as identification.


                                                     Notary Public

                                                     My Commission Expires:

                                    Exhibit A

                          LEGAL DESCRIPTION OF PREMISES


Parcel 12, ORANGEWOOD NEIGHBORHOOD 2, according to the plat thereof recorded in Plat Book 17, Pages 81 through 87, of the Public Records of Orange County, Florida.

                                    Exhibit B

                    DESCRIPTION OF PERSONAL PROPERTY SECURITY

         1. All machinery, apparatus, goods, equipment, materials, fittings, fixtures, chattels, and tangible personal property, and all appurtenances and additions thereto and betterments, renewals, substitutions, and replacements thereof, now owned or hereafter acquired by Debtor, wherever situate, and now or hereafter located on, attached to, contained in, or used or usable in connection with the real property described in Exhibit A attached hereto and incorporated herein (the "Premises"), and all improvements located thereon (the "Improvements") or placed on any part thereof, though not attached thereto, including all screens, awnings, shades, blinds, curtains, draperies, carpets, rugs, furniture and furnishings, heating, electrical, lighting, plumbing, ventilating, air-conditioning, refrigerating, incinerating and/or compacting plants, systems, fixtures and equipment, elevators, hoists, stoves, ranges, vacuum and other cleaning systems, call systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, ducts, conduits, dynamos, engines, compressors, generators, boilers, stokers, furnaces, pumps, tanks, appliances, equipment, fittings, and fixtures.

         2. All funds, accounts, deposits, instruments, documents, contract rights, general intangibles, notes, and chattel paper arising from or by virtue of any transaction related to the Premises, the Improvements, or any of the personal property described in this Exhibit B.

         3. All permits, licenses, franchises, certificates, and other rights and privileges now held or hereafter acquired by Debtor in connection with the Premises, the Improvements, or any of the personal property described in this Exhibit B.

         4. All right, title, and interest of Debtor in and to the name and style by which the Premises and/or the Improvements is known, including trademarks and trade names relating thereto.

         5. The following items of tangible personal property: See Exhibit B-1, if any, attached hereto and incorporated herein.

         6. All right, title, and interest of Debtor in, to, and under all plans, specifications, maps, surveys, reports, permits, licenses, architectural, engineering and construction contracts, books of account, insurance policies, and other documents of whatever kind or character, relating to the use, construction upon, occupancy, leasing, sale, or operation of the Premises and/or the Improvements.

         7. All interests, estates, or other claims or demands, in law and in equity, which Debtor now has or may hereafter acquire in the Premises, the Improvements, or the personal property described in this Exhibit B.

         8. All right, title, and interest now owned or hereafter acquired by Debtor in and to all options to purchase or lease the Premises, the Improvements, or any other personal property described in this Exhibit B, or any portion thereof or interest therein, and in and to any greater estate in the Premises, the Improvements, or any of the personal property described in this Exhibit B.

         9. All of the estate, interest, right, title, other claim or demand, both in law and in equity, including claims or demands with respect to the proceeds of insurance relating thereto, which Debtor now has or may hereafter acquire in the Premises, the Improvements, or any of the personal property described in this Exhibit B, or any portion thereof or interest therein, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of such property, including without limitation, any award resulting from a change of any streets (whether as to grade, access, or otherwise) and any award for severance damages.

         10. All right, title, and interest of Debtor in and to all contracts, permits, certificates, licenses, approvals, utility deposits, utility capacity, and utility rights issued, granted, agreed upon, or otherwise provided by any governmental or private authority, person or entity relating to the ownership, development, construction, operation, maintenance, marketing, sale, or use of the Premises and/or the Improvements, including all of the Debtor's rights and privileges hereto or hereafter otherwise arising in connection with or pertaining to the Premises and/or the Improvements, including, without limiting the generality of the foregoing, all water and/or sewer capacity, all water, sewer and/or other utility deposits or prepaid fees, and/or all water and/or sewer and/or other utility tap rights or other utility rights, any right or privilege of Debtor under any loan commitment, lease, contract, Declaration of Covenants, Restrictions and Easements or like instrument, Developer's Agreement, or other agreement with any third party pertaining to the ownership, development, construction, operation, maintenance, marketing, sale, or use of the Premises and/or the Improvements.

AND ALL PROCEEDS AND PRODUCTS OF THE FOREGOING PERSONAL PROPERTY DESCRIBED IN THIS EXHIBIT B.

A PORTION OF THE ABOVE DESCRIBED GOODS ARE OR ARE TO BE AFFIXED TO THE REAL PROPERTY DESCRIBED IN EXHIBIT A.

THE DEBTOR IS THE RECORD TITLE HOLDER AND OWNER OF THE REAL PROPERTY DESCRIBED IN EXHIBIT A.

                                    Exhibit C

                             PERMITTED EXCEPTIONS

1.  Taxes and assessments for the year 1997 and subsequent years.

2. Petition filed in Official Records Books 1948, page 639, Public Records of Orange County, Florida.

3. Notice of Restrictions on Real Estate files in official Records Book 2244, page 736, Public Records of Orange County, Florida.

4. Declaration of Covenants Conditions and Restrictions for "Westwood Lakes Subdivision", filed in Official Records Book 3790, page 2732, amended by Amendment in Official Records Book 3827, page 1018 and amended by Amendment in Official Records Book 4115, page 4648, of the Public Records of Orange County, Florida.

5. Amendment to a Resolution, for a Special Purpose Lighting District for Orangewood, Westwood Unit One, filed in Official Records Book 3799, page 2320, Public Records of Orange County, Florida, said Resolution further amended in Restated Resolution recorded in Official Records Book 5077, page 3941.

6. Matters Per Plat as set forth in that certain plat thereof recorded in Plat Book 17, Pages 81 through 87, of the Public Records of Orange County, Florida.

7. Grant of Easement by Florida Land Company, a Florida corporation, filed in Official Records Book 3819, page 439, Public Records of Orange County, Florida.

8. Distribution Easement by Cambridge Development Group, Inc., a Florida corporation, filed in Official Records Book 4082, page 3233, Public Records of Orange County, Florida.

9. Cable Television Installation Agreement by American Television and Communication Corporation d/b/a Cablevision of Central Florida and Cambridge Development Group, Inc., filed in Official Records Book 4123, page 3744, Public Records of Orange County, Florida.

10. Rstrictive Convenants as set forth in that certain Special Warranty Deed, filed in Official Records Book 4039, page 3812, Public Records of Orange County, Florida.

11. Rights of tenants under recorded leases.